                                                                  EXHIBIT 10.14a

                                LETTER OF CREDIT
                          AND REIMBURSEMENT AGREEMENT
                                  (CONEMAUGH)


                                     among

                RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC,
                                  as Borrower,


              BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH,
                                 as LOC Issuer,

                            THE BANKS NAMED HEREIN,
                                    as Banks



                                      and

              BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH,
                                    as Agent




                          dated as of August 24, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS; CONSTRUCTION.......................................    1

     Section 1.1    Definitions...........................................    1
     Section 1.2    Construction..........................................    6

ARTICLE II LETTER OF CREDIT...............................................    7

     Section 2.1    Commitments...........................................    7
     Section 2.2    Amount and Term of the Letter of Credit...............    7
     Section 2.3    Participations in the Letter of Credit................    8
     Section 2.4    Drawing and Reimbursement.............................    8
     Section 2.5    Fees..................................................    8
     Section 2.6    Interest..............................................    9
     Section 2.7    Repayment.............................................   10
     Section 2.8    Prepayments...........................................   10
     Section 2.9    [Reserved]............................................   10
     Section 2.10   Payments..............................................   10
     Section 2.11   Computation of Interest and Fees......................   11
     Section 2.12   Payments on Non-Business Days.........................   11
     Section 2.13   Sharing of Payments, Etc..............................   11
     Section 2.14   Evidence of Debt......................................   12
     Section 2.15   Increased Costs.......................................   12
     Section 2.16   Capital Adequacy......................................   13
     Section 2.17   Taxes.................................................   13
     Section 2.18   Change of Law.........................................   15
     Section 2.19   Non-Availability......................................   15
     Section 2.20   Mitigation Provision; Replacement of Bank.............   16
     Section 2.21   Reduction in Commitments/Loans........................   17
     Section 2.22   Right of Set-off......................................   17
     Section 2.23   Minimum Amounts.......................................   17
     Section 2.24   Discretion of Banks as to Manner to Funding...........   17
     Section 2.25   Cash Collateralization................................   18

ARTICLE III CONDITIONS PRECEDENT..........................................   18

     Section 3.1    Conditions Precedent to Effectiveness of Agreement and
                    Issuance of Letter of Credit..........................   18

ARTICLE IV REPRESENTATIONS AND WARRANTIES.................................   19

     Section 4.1    Representations and Warranties........................   19

ARTICLE V COVENANTS.......................................................   21

     Section 5.1    Covenants.............................................   21

ARTICLE VI DEFAULTS AND REMEDIES..............................................22

    Section 6.1     Defaults and Remedies.....................................22

ARTICLE VII CHARACTER OF OBLIGATIONS..........................................24

    Section 7.1     Obligations Absolute......................................24
    Section 7.2     Limited Liability of Agent and Banks......................25

ARTICLE VIII THE AGENT........................................................25

    Section 8.1     Authorization and Action..................................25
    Section 8.2     Agent's Reliance, Etc.....................................26
    Section 8.3     HypoVereinsbank and Affiliates............................26
    Section 8.4     Bank Credit Decision......................................26
    Section 8.5     Indemnification...........................................27
    Section 8.6     Successor Agent...........................................27

ARTICLE IX MISCELLANEOUS......................................................27

    Section 9.1     Amendments, Etc...........................................27
    Section 9.2     Notices, Etc..............................................28
    Section 9.3     No Waiver; Remedies.......................................28
    Section 9.4     Costs and Expenses........................................28
    Section 9.5     Application of Moneys.....................................29
    Section 9.6     Severability..............................................29
    Section 9.7     [Reserved]................................................29
    Section 9.8     Binding Effect............................................29
    Section 9.9     Assignments and Participations............................29
    Section 9.10    Indemnification...........................................31
    Section 9.11    Governing Law.............................................31
    Section 9.12    Consent to Jurisdiction and Venue.........................31
    Section 9.13    Headings..................................................32
    Section 9.14    Execution in Counterparts.................................32
    Section 9.15    Waiver of Jury Trial......................................32

Annex I       Commitment Amounts and Percentages
Exhibit A     Form of Letter of Credit
Exhibit B     Form of Note
Exhibit C     Form of Commitment Transfer Supplement

                              LETTER OF CREDIT AND
                      REIMBURSEMENT AGREEMENT (CONEMAUGH)

          This Letter of Credit and Reimbursement Agreement (Conemaugh) (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of August 24, 2000, is entered into by and among (1) RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC, a Delaware limited liability company (the "Borrower"), (2) BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH (in its capacity as issuer of the Letter of Credit (as defined below), the "LOC Issuer"), (3) BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH, in its individual capacity ("HypoVereinbank"), and each other bank that becomes a party hereto pursuant to Section 9.9 (collectively with HypoVereinbank, the "Banks") and (4) BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH, as agent (in such capacity, together with its successors in such capacity, the "Agent") for the Banks.

          A. Pursuant to a Facility Lease, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Facility Lease"), between the Borrower, as facility lessee and Conemaugh Lessor Genco LLC, as Owner Lessor, the Borrower has agreed to pay rent in accordance with the terms thereof.

          B. In connection with its obligations under the Facility Lease, the Borrower has requested that the LOC Issuer issue and the Banks participate in, and LOC Issuer is willing to issue and the Banks are willing to participate in, the Letter of Credit upon the terms and conditions hereinafter set forth.

                                   ARTICLE I

                           DEFINITIONS; CONSTRUCTION

          Section 1.1    Definitions

          Unless the context hereof otherwise requires, capitalized terms used in this Agreement, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement (as defined below).

          The following terms are used in this Agreement with the following respective meanings:

          "Adjusted Base Rate" means the higher of (i) the Federal Funds Rate plus 0.5% and (ii) the Prime Rate.

          "Adjusted Base Rate Loan" means a Loan bearing interest at the Adjusted Base Rate.

          "Applicable Rate" means, for any day, with respect to (a) the L/C Fee, the applicable rate per annum set forth below under the caption "L/C Fee" or (b) any Adjusted Base Rate Loan or LIBOR Rate Loan, the applicable rate per annum set forth below under the caption "ABR Loan" or

"LIBOR Loan," as applicable, in each case based upon the long-term debt ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt of the Borrower:


[CAPTION]

   LONG-TERM DEBT
     RATING
   (S&P/MOODY'S)            L/C FEE           ABR LOAN           LIBOR LOAN
   -------------            -------           --------           ----------
     Level I                 0.875%            0.125%              1.000%
    BBB+/Baa1
    or higher

     Level II                1.000%             0.25%              1.125%
     BBB/Baa2

     Level III               1.125%            0.375%              1.250%
     BBB-/Baa3

     Level IV                1.375%            0.625%               1.50%
     BB+/Ba1

     Level V                  1.75%             1.00%              1.875%
     BB/Ba2

     Level VI                 2.25%             1.50%               2.50%
     BB-/Ba3

     Level VII                2.75%             2.00%               3.00%
      B+/B1
     or lower


provided that, (A) for purposes of the foregoing, in the event such Index Debt receives a split rating from Moody's and S&P, the applicable Level shall be
(1) the Level with the higher of such ratings in the event such ratings are one Level apart and (2) the Level immediately above the lower rating in the event such ratings are two or more Levels apart; (B) if at any time either Moody's or S&P shall not have in effect a rating for such Index Debt, the Applicable Rate shall be determined solely by the rating for such Index Debt established by the rating agency that does have a rating for such Index Debt then in effect; (C) if at any time the ratings established or deemed to have been established by Moody's and S&P for such Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency; and (D) if any Event of Default shall have occurred and be continuing, each of Moody's and S&P shall be deemed to have established a rating in the lowest category in the schedule above. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

     "Available Amount" has the meaning set forth in Section 2.2(a).

     "Beneficiary" means the beneficiary of the Letter of Credit (being initially the Owner Lessor).

     "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York, and, in matters relating to the determination of a LIBOR Rate or an Interest Period, a day on which the London interbank market deals in United States dollar deposits.

     "Closing Date" means the date on which the conditions precedent set forth in Section 3.1 have been fulfilled.

     "Combined Documents" means collectively the Credit Documents and the Operative Documents.

     "Commitment," as to any Bank, means the amount set forth in Annex I attached hereto opposite such Bank's name or, if such Bank has, subsequent to the date hereof, entered into one or more Commitment Transfer Supplements, set forth for such Bank in the register maintained by the Agent, as the same may be amended from time to time pursuant to the terms of this Agreement.

     "Commitment Percentage," as to any Bank at any time, means the percentage which such Bank's Commitment then constitutes of the total Commitments of all Banks.

     "Commitment Transfer Supplement" means a Commitment Transfer Supplement entered into by a Bank and another Person substantially in the form of Exhibit C.

     "Credit Documents" means this Agreement, the Notes, the Letter of Credit and the Subsidiary Guaranty.

     "Default" means an event that with the giving of any required notice and/or the lapse of any required time would constitute an Event of Default.

     "Drawing" means a drawing under the Letter of Credit.

     "Event of Default" has the meaning set forth in Section 6.1.

     "Excluded Taxes" has the meaning set forth in Section 2.17(a).

     "Expiration Date" means the earliest of (a) January 12, 2001, unless extended pursuant to Section 2.2(b), in which case such extended date, or (b) the date on which the Letter of Credit is terminated on the terms set forth herein and therein.

     "Facility Lease" has the meaning set forth in paragraph A of the Recitals hereof.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business

Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indemnified Party" has the meaning set forth in Section 9.10.

     "Index Debt" means, with respect to a Person, the corporate senior unsecured long-term debt securities of such Person without any third-party credit enhancement (any other debt security of such Person which is rated shall be disregarded).

     "Interest Period" means with respect to any Loan bearing interest at the LIBOR Rate, an interest period commencing on the date such Loan is made or the date of the conversion of any such Loan into such LIBOR Rate loan, as the case may be, and ending on the last day of the period selected by the Borrower pursuant to Section 2.6(b) or 2.6(c), as the case may be, and thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to Section 2.6(c). The duration of each such Interest Period shall be one, three, or six months, or such other period as mutually agreed between the Borrower and the Agent; provided, however, that such Interest Period shall, in all events, end no later than the next Rent Payment Date to occur.

     "Letter of Credit" means a letter of credit substantially in the form of Exhibit A, issued or to be issued by the LOC Issuer, or any letter of credit issued by the LOC Issuer in replacement thereof.

     "Level" means the applicable debt rating for the Index Debt of the Borrower and shall refer to Level I, Level II, Level III, Level IV, Level V, Level VI or Level VII, as applicable.

     "LIBOR Rate" means, for any Loan bearing interest at the LIBOR Rate, (i) for any Interest Period which is a whole-month Interest Period, a rate per annum equal to the offered rate for deposits in United States dollars (in the approximate amount and having approximately the same maturity as the LIBOR Rate Loan to be made) which appears on page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing comparable rate quotations, as may be nominated by the British Bankers' Association for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) as of 11:00 a.m. (London time), two (2) Business Days prior to the first day of the Interest Period for such LIBOR Rate Loan, and in case of variations in rates, the arithmetic average thereof rounded upwards, if necessary, to the nearest 1/100 of 1% and (ii) for any other Interest Period, the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the respective rates per annum at which deposits in United States dollars are offered to each of the Reference Banks in the London interbank market at or about 11:00 a.m. (London time) two (2) Business Days prior to the first day of the Interest Period for such LIBOR Rate Loan in an amount approximately equal to the principal amount of the LIBOR Rate Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

The Agent shall determine each LIBOR Rate which determination shall be conclusive in the absence of manifest error. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Banks or if none of such quotations is available on a timely basis, the provisions of Section 2.19 shall apply.

         "LIBOR Rate Loan" means a Loan bearing interest at the LIBOR Rate.

         "Loan" has the meaning set forth in Section 2.4.

         "Loan Repayment Date" means, in respect of each Loan, the date three
(3) years from the date of the Drawing giving rise to such Loan.

         "Material Adverse Effect" means (i) "Material Adverse Effect" as defined in Appendix A to the Participation Agreement, (ii) a materially adverse effect on the ability of Borrower or the Subsidiary Guarantors to perform their respective obligations under any Credit Document, or (iii) a materially adverse effect on the validity or enforceability of any Credit Document or any material right and remedy of the Agent, the LOC Issuer or the Banks thereunder.

         "Note" has the meaning set forth in Section 2.14(a).

         "Notice Date" has the meaning set forth in Section 2.2(b).

         "Obligations" means all of the obligations of the Borrower to the Banks and the Agent under this Agreement, and the Notes, whether for principal (including reimbursement of amounts drawn under the Letter of Credit), interest, fees, expenses, indemnification or otherwise.

         "Participant" has the meaning set forth in Section 9.9(b).

         "Participant Agreement" means the Participation Agreement dated as of August 24, 2000 among the Borrower, Conemaugh Lessor Genco LLC, Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as lessor manager, PSEGR Conemaugh Generation, LLC, Bankers Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Lease Indenture Trustee and Bankers Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustee, as amended or modified from time to time.

         "Prime Rate" means the variable rate of interest per annum officially announced or published by the Agent from time to time as its "prime rate," such rate being set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate. For purposes of this Agreement, each change in the Prime Rate shall be effective as of the opening of business on the date announced as the effective date of the change in such "prime rate."

         "Purchasing Bank" has the meaning set forth in Section 9.9(a).

     "Reference Bank" means, the principal New York offices of Hypo Vereinbank and two other Banks designated by the Agent from time to time; provided, that if an entity designated by the Agent is not a Bank, such entity shall be reasonably acceptable to the Borrower.

     "Regulatory Change" means, subsequent to the date of this Agreement, any adoption or change in United States Federal, state or municipal or foreign law or regulations (including without limitation Regulation D) or the adoption or change or making of any application, interpretation, directive, request or guideline of or under any United States Federal, state or municipal or foreign law or regulations by any court, central bank or Governmental Authority.

     "Related Reimbursement Agreements" means, collectively, this Agreement and each of the letter of credit and reimbursement agreements entered into by the Borrower with respect to the Related Participation Agreements.

     "Required Banks" means, at any time, Banks owed at least 51% of the sum of Obligations then outstanding and the Commitments; provided, however, that, if and so long as there are only two Banks, then "Required Banks" shall mean both of such Banks.

     "Reserve Requirement" means, for Loans bearing interest at the LIBOR Rate, the rate (expressed as a percentage) at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period therefor under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion United States dollars against "Eurocurrency liabilities" (as such term is used in Regulation D).

     "Taxes" means any and all taxes, including present or future income, stamp, transfer, turnover, gross receipts, franchise, license, excise, real and personal property, sales, use, employment, payroll, alternative, add-on minimum, ad valorem, withholding and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and any and all interest, fines, penalties, claims or other liabilities arising under or relating thereto, including those on any of the Banks or on payments to be made to or received by any of them from Borrower hereunder.

     "Termination Notice" has the meaning set forth in Section 2.2(c).

     Section 1.2 Construction.

     In this Agreement, unless expressly specified to the contrary: the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible, visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), recitals, appendices, exhibits, annexes or schedules are to those of this Agreement; references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; references to Persons include their respective permitted successors and assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities; and all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with generally accepted accounting principles as in effect from time to time.


                                   ARTICLE II

                                LETTER OF CREDIT

     Section 2.1 Commitments.

     Each Bank hereby irrevocably agrees severally, on the terms and conditions contained in this Agreement, to participate in the Letter of Credit in an amount equal to such Bank's Commitment Percentage.

     Section 2.2 Amount and Term of the Letter of Credit.

     (a) Subject to the terms and conditions contained in this Agreement, the LOC Issuer hereby agrees to issue the Letter of Credit on the date hereof for the account of the Borrower in favor of the Owner Lessor and in the initial face amount of $7,419,245 (as such amount may be reduced, increased or reinstated in accordance with the terms thereof and hereof, the "Available Amount"). In the event and to the extent that the Borrower prepays all or any portion of a Loan hereunder within thirty (30) days of such Loan being made (or repays any Drawing on the date of such Drawing in accordance with Section 2.4), the LOC Issuer shall reinstate the Available Amount in an amount equal to such prepayment of a Loan (or repayment of a Drawing) by notice to the Beneficiary in the form of annex 4 to the Letter of Credit; provided, however, that the Available Amount shall not be so reinstated if at the time of such prepayment (or repayment)(i) a Default or Event of Default has occurred and is then continuing, (ii) a Termination Notice has been given or (iii) the Notice Date then in effect has passed and the Expiration Date has not been extended as provided in Section 2.2(b).

     (b) At any time prior to the original Expiration Date of the Letter of Credit or any extension thereof pursuant to this Section 2.2(b)(the "Notice Date"), the Banks may, in their sole discretion, extend the original or extended Expiration Date, as the case may be, of the Letter of Credit for one or more additional years beyond the original or extended Expiration Date, as the case may be. The Agent shall notify the Borrower and the Beneficiary of the Banks' decision regarding such extension on or prior to the applicable Notice Date (such notice to set forth the face amount of the Letter of Credit applicable for each year of such extension). Failure of the Agent to provide the Beneficiary with written notice of renewal or nonrenewal on or prior to the applicable Notice Date in respect of the original Expiration Date or any extended Expiration Date, as the case may be, shall be deemed a nonrenewal of the Letter of Credit beyond the original or extended Expiration Date, as the case may be. If the Banks agree to extend the then current Expiration Date, the Expiration Date of the Letter of Credit shall, effective from the notice to the Borrower and the Beneficiary, be such extended date.

     (c) The LOC Issuer shall have the right, upon the occurrence and during the continuance of an Event of Default, to deliver a notice in the form of Annex 2 to the Letter of Credit (a "Termination Notice").

     (d) The Agent shall, solely for informational purposes, deliver to the Borrower a copy of any Termination Notice given to the beneficiary under the Letter of Credit; provided, however, that the Banks' ability to terminate the Letter of Credit shall not be contingent upon the Agent's delivery to the Borrower of such notice and that neither the Agent nor the Banks shall incur any liability whatsoever as a result of the Agent's failure to deliver such notice to the Borrower.

     Section 2.3 Participations in the Letter of Credit. Immediately upon the issuance of the Letter of Credit, the LOC Issuer shall be deemed to have sold and transferred to each Bank, and each Bank shall be deemed to have purchased and received from the LOC Issuer, in each case irrevocably and without any further action by any party, an undivided interest and participation in the Letter of Credit, each Drawing and the other Obligations in respect thereof in an amount equal to such Bank's Commitment Percentage. In consideration and in furtherance of the foregoing, each Bank hereby absolutely, irrevocably and unconditionally agrees to pay to the LOC Issuer, in accordance with Section 2.4, such Bank's Commitment Percentage of each payment made by the LOC Issuer of a draft under the Letter of Credit.

     Section 2.4 Drawing and Reimbursement. The payment by the LOC Issuer of a Drawing shall constitute the making by LOC Issuer of a loan in the amount of such payment. In the event that a Drawing is not repaid by the Borrower by 1:00 p.m., New York time, on the day of such Drawing, the Agent shall promptly notify each other Bank. Each such Bank shall, on the day of such notification, pay to the Agent for the account of the LOC Issuer, in immediately available funds, such Bank's Commitment Percentage of such Drawing which payment shall be deemed a loan to the Borrower. In the event that any Bank fails to make available to the Agent for the account of the LOC Issuer the amount of such Bank's Commitment Percentage of such payment, the LOC Issuer shall be entitled to recover such amount on demand from such Bank together with interest thereon at (i) for the first three (3) Business Days of nonpayment, the Federal Funds Rate and (ii) thereafter, the Federal Funds Rate plus 3.00%. Each payment by a Bank pursuant to this Section 2.4 shall be deemed a "Loan" to the Borrower under this Agreement.

     Section 2.5 Fees. The Borrower shall pay the following fees to the Agent for the respective accounts of the Persons specified below:

          (a) for the account of the LOC Issuer, the fee set forth in that certain letter agreement of even date herewith between the Borrower and the LOC Issuer payable on the Closing Date;

          (b) for the account of the Agent, an annual administration fee as set forth in the letter to the Agent dated the date hereof and payable on the Closing Date and annually in advance thereafter;

          (c) to the Agent for the account of each Bank, a letter of credit fee equal to (i) from and including the Closing Date to and excluding the Expiration Date, the

         Applicable Rate on the daily average amount of such Bank's Commitment Percentage of the Available Amount, and (ii) during the continuance of an Event of Default, the rate that would otherwise apply pursuant to clause (i) plus 2.00%, payable in arrears on each Rent Payment Date following the Closing Date; and

                  (d) for the account of the LOC Issuer, such additional nominal administrative fees and charges (including cable charges) as are generally associated with letters of credit, in accordance with the LOC Issuer's standard internal charge guidelines, payable on the next Rent Payment Date.

                  Section 2.6       Interest.

                  (a) The Borrower shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount has been repaid in full. Such interest shall be payable on the last Business Day of each Interest Period applicable to such Loan and, in the case of a Loan with an Interest Period of more than three months' duration, the Business Day which is three months after the first day of such Interest Period and the last Business Day of such Interest Period. Such interest shall be paid at a rate per annum equal to (i) so long as no Event of Default has occurred and is continuing, either, at the Borrower's option, (x) the sum of the Adjusted Base Rate in effect from time to time plus the Applicable Rate or (y) the sum of the LIBOR Rate in effect for the applicable Interest Period plus the Applicable Rate, and (ii) so long as an Event of Default is continuing, (x) in the case of any Adjusted Base Rate Loan, the Adjusted Base Rate plus 2.00% per annum (the "Default Rate") and (y) in the case of a LIBOR Rate Loan during the applicable Interest Period, the higher of the amount set forth in clause (i)(y) above and the Default Rate. Except as provided above, any amount not paid when due hereunder (including overdue interest to the extent permitted by Applicable
Law) shall accrue interest thereon at the Default Rate (and such interest shall be payable on demand).

                  (b)      Each Drawing and each Loan made pursuant to Section
2.4 shall initially bear interest based on the Adjusted Base Rate as in effect from time to time plus the Applicable Rate; provided, however, that so long as no Event of Default shall have occurred that is continuing, prior to the making of any Loan, the Borrower may give the Agent written notice of the Borrower's election that such Loan shall bear interest based on the LIBOR Rate. Such notice shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. (New York time) three (3) Business Days prior to the occurrence of the Drawing giving rise to such Loan. The Agent shall promptly notify the Banks of the contents of each such notice. Subject to Sections 2.6(d), 2.19 and 2.23, such Loan shall then bear interest based on the LIBOR Rate from the date of such Loan.

                  (c) Subject to Sections 2.19 and 2.23, unless an Event of Default shall have occurred that is continuing, the Borrower may at any time, upon three (3) Business Days' irrevocable written notice to the Agent, (i) convert (x) any Adjusted Base Rate Loan to a LIBOR Rate Loan or (y) any LIBOR Rate Loan to an Adjusted Base Rate Loan, (ii) convert LIBOR Rate Loans for a specified Interest Period into LIBOR Rate Loans for a different Interest Period, or (iii) continue LIBOR Rate Loans for a specified Interest Period as LIBOR Rate Loans for the same Interest Period; provided, however, that any conversion of any LIBOR Rate Loans into LIBOR Rate Loans for a different Interest Period or into Adjusted Base Rate Loans, or any continuation of

LIBOR Rate Loans for the same Interest Period shall be made on, and only on the last day of an Interest Period for such LIBOR Rate Loans. The Agent shall promptly notify the Banks of the contents of each such notice. In the event that Borrower fails to select the applicable interest rate within the time period and otherwise as provided in this Section 2.6(c) (including as a result of an Event of Default having occurred that is continuing), such Loan (if outstanding as a LIBOR Rate Loan) will be automatically converted into an Adjusted Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as an Adjusted Base Rate Loan) will remain as, or (if not then outstanding) will be made as, an Adjusted Base Rate Loan.

     (d) The Borrower shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines is attributable to any failure for any reason (i) of any LIBOR Rate Loan, pursuant to a notice given under
Section 2.6(b), to occur (ii) of the Borrower to convert an Adjusted Base Rate Loan from such Bank to a LIBOR Rate Loan as and when specified in the relevant notice given pursuant to Section 2.6(b) or 2.6(c).

     Section 2.7 Repayment. The Borrower shall repay the principal amount of each Loan in six equal semi-annual installments of principal thereof commencing on the first Rent Payment Date immediately succeeding the making of such Loan and on the five immediately succeeding Rent Payment Dates. Each Loan shall mature on the applicable Loan Repayment Date.

     Section 2.8 Prepayments.

     (a) Upon any termination of the Facility Lease, the Loans shall become immediately due and owing together with accrued interest thereon.

     (b) The Borrower may, at any time and from time to time on any Business Day, upon prior written notice to the Agent not later than 11:00 a.m., New York time, at least two (2) Business Days before the day of any prepayment of the Loans, such notice stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay without premium or penalty (except as provided in Section 2.8(b)) the outstanding principal amounts of the Loans in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid.

     (c) The Borrower agrees to indemnify each Bank and hold each Bank harmless from any direct loss (but excluding any indirect, consequential or incidental loss or damage), cost or out-of-pocket expense which such Bank incurs as a result of a prepayment of any Loan bearing interest at the LIBOR Rate on a date which is not the last day of an Interest Period applicable thereto.

     (d) All prepayments made hereunder shall be applied by the Agent and the Banks against the principal amount of outstanding Loans on a pro-rata basis among all such Loans.

     Section 2.9 [Reserved].

     Section 2.10 Payments. The Borrower shall make each payment hereunder and under the Notes not later than 10:00 a.m., New York time, on the day when due in United States dollars to the Agent at its address set forth in Section 9.2, in immediately available funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal (including reimbursement of Drawings), interest or fees ratably (other than amounts payable for the account of the Agent or the LOC Issuer pursuant to Section 2.5(a), (b) or (d) or payable pursuant to Section 9.4) to the Banks and like funds relating to the payment of any other amount payable to any Bank to such Bank, in each case to be applied in accordance with the terms of this Agreement.

     Unless the Agent receives notice from the Borrower before the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent that the Borrower has not so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date on which such Bank repays such amount to the Agent (i) for the first three (3) days of non-repayment, at the Federal Funds Rate and (ii) thereafter, at the Federal Funds Rate plus 3.00%.

     Section 2.11 Computation of Interest and Fees. All computations of interest and fees hereunder shall be made on the basis of a year of three hundred sixty (360) days (in the case of Adjusted Base Rate Loans, 365 or 366 days, as the case may be) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is or fees are payable. Each calculation and each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

     Section 2.12 Payments on Non-Business Days. Whenever any payment hereunder or under any Note is stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, unless the next succeeding Business Day falls within the next month, in which case such payment shall be made on the preceding Business Day, and such extension or reduction of time, as the case may be, shall in such case be included in the computation of payment of interest or fees, as the case may be. If no due date is specified for the payment of any amount payable by the Borrower hereunder, such amount shall be due and payable not later than ten (10) Business Days after receipt by the Borrower of written demand from the Agent for payment thereof.

     Section 2.13 Sharing of Payments, Etc. If any Bank obtains any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of its Commitment or the Loans made by it (other than pursuant to Section 9.4) in excess of its ratable share of such payments obtained by all of the Banks, then such Bank shall be deemed to have received such payment as agent for and on behalf of all the Banks and shall immediately advise the Agent of the receipt of such funds and promptly transmit the amount thereof to the Agent for prompt distribution among the Banks as provided for in this Agreement and such funds transmitted to the Agent shall be credited as a payment by the Borrower under this Agreement; provided that such Bank so transmitting funds to the Agent shall not be deemed to have received, and the Borrower shall be deemed not to have made to such Bank (to the extent funds are transmitted to the Agent), any payment transmitted to the Agent by such Bank pursuant to this Section 2.13.

         Section 2.14 Evidence of Debt. The indebtedness of the Borrower resulting from all Loans made by each Bank from time to time shall be evidenced by an appropriate notation on the schedule, or a continuation thereof, to the promissory note substantially in the form of Exhibit B (each a "Note"), delivered by the Borrower to such Bank.

         The books and accounts of the Agent shall be conclusive evidence, absent manifest error, of the amounts of all Drawings, Loans, fees, interest and other amounts advanced, due, outstanding, payable or paid pursuant to this Agreement or any Note. At all times during which any Note is outstanding, the Agent shall maintain a register as provided herein (the "Register"). All Notes and any interest therein, and any transfers of any Notes and any interest therein, shall be registered in the Register, and the Register shall serve as a record of ownership that identifies the owner of each Note and any interest therein. Notwithstanding any other provision of any Note to the contrary, no transfer of any Note or any interest therein shall be effective unless and until such transfer has been recorded in the Register. This Section 2.14 shall be construed so that each Note and any interest therein is maintained at all times in "registered form" within the meaning of sections 163(f), 871(h) and 881(c) of the Code. The Agent shall act as the Borrower's agent solely for the purposes of maintaining the Register.

         Section 2.15. Increased Costs. If, after the date hereof, any introduction of or change in any Applicable Law (including for purposes hereof, any directive, guideline or requirement of any Governmental Authority (whether or not having the force of law) or in the interpretation thereof by any Governmental Authority charged with the administration thereof either (a) imposes, modifies or makes applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits or other liabilities in or for the account of, the Agent or any Bank, (b) imposes on the Agent or any Bank any other condition regarding this Agreement, the Agent, such Bank or the Letter of Credit or (c) subjects any Bank to any additional liability for Tax with respect to this Agreement, or subjects any payments to any Bank of principal of or interest on the Notes or the Loans, or any other amounts payable hereunder, to any additional liability for Tax (other then Excluded Taxes), and the result of any event referred to in the preceding clause (a), (b) or (c) is to increase the cost to the Agent or such Bank of issuing, participating in or maintaining the Letter of Credit, reduce the amount of any payment receivable by the Agent or such Bank hereunder or reduce the rate of return on any Bank's capital as a consequence of its obligations hereunder below that which such Bank would have achieved but for such circumstance, then, in each such case, upon demand by the Agent or such Bank, the Borrower shall pay to the Agent or such Bank (to the Extent that such Bank has not already been compensated or reimbursed for such amounts pursuant to this Agreement), from time to time as specified thereby, additional amounts sufficient to compensate the Agent or such Bank for such increased costs, reduction in payments receivable or reduction in rate of return. A certificate as to any such additional amount or amounts submitted by a Bank, through the Agent, to the Borrower and the other Banks shall certify that similar demands have been made to other customers of such Bank which are subject to similar provisions and shall, in the absence of manifest error, be final and conclusive. In determining such amount, a Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate any Bank or the Agent for any amount described in this Section 2.15 arising or occurring during (i) any time period commencing not more than ninety (90) days prior to the date on which such Bank notifies the Agent and the Borrower that such Bank or the Agent proposes to demand such compensation and (ii) any time period during which, because of the unannounced retroactive application of such statute, regulation or other basis, such Bank could not have known that such amount might arise or accrue.

       Section 2.16 Capital Adequacy. If the Agent or any Bank reasonably determines that compliance with any Applicable Law (including for purposes hereof, any directive, guideline or requirement of any Governmental Authority (whether or not having the force of law)) affects or would affect the amount of capital required or expected to be maintained by the Agent or such Bank or any corporation controlling the Agent or such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's Commitment or the participation in or issuance of the Letter of Credit or outstanding Loans, then, upon demand by the Agent or such Bank, the Borrower shall pay to the Agent or such Bank, from time to time as specified thereby, additional amounts sufficient to compensate the Agent or such Bank in light of such circumstances, to the extent that the Agent or such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's Commitment or the participation in or issuance of the Letter of Credit or such Loans. A certificate as to any such additional amount or amounts submitted by a Bank, through the Agent, to the Borrower and the other Banks shall certify that similar demands have been made to other customers of such Bank which are subject to similar provisions and shall, in the absence of manifest error, be final and conclusive. In determining such amount, a Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate any Bank or the Agent for any amount described in this Section 2.16 arising or occurring during (i) any time period commencing not more than ninety (90) days prior to the date on which such Bank notifies the Agent and the Borrower that such Bank or the Agent proposes to demand such compensation and (ii) any time period during which, because of the unannounced retroactive application of such statute, regulation or other basis, such Bank could not have known that such amount might arise or accrue.

       Section 2.17  Taxes.

       (a) Payments by the Borrower to each of the Banks under this Agreement, any Loans and the Notes will be made free and clear of and without deduction for Taxes, other than Taxes based on or measured by the net income or receipts of such Bank (including franchise taxes imposed in lieu of net income or receipts taxes) imposed by (x) the United States federal government, (y) the jurisdiction where such Bank is organized or has its principal office or transacts business or (z) the jurisdiction of the branch of such Bank maintaining any Loan or the branch of the Agent through which it renders its services as the Agent ("Excluded Taxes"). If the Borrower is required by law to deduct Taxes (other than Excluded Taxes) from such a payment, then the sum payable under the instrument to which the payment relates will be increased so that there is no diminution in the amount any Bank actually receives on account of the deduction.

       (b) The Borrower hereby indemnifies and holds harmless each Bank from and against, and agrees to reimburse each Bank on an after-tax basis (taking into account any deductions or other benefits available for federal income tax purposes for such Bank if it is a United States taxpayer and any deductions and benefits available for income tax purposes in any jurisdiction in which such Bank is a taxpayer) on demand for, any and all Taxes paid or incurred by such Bank in connection with the transactions contemplated by this Agreement; provided, however, that the foregoing indemnity does not cover Excluded Taxes. Reimbursement on an "after-tax basis" means on a basis such that the Bank is made whole after taking into account income taxes that the Bank will owe on the indemnity or reimbursement payment in any jurisdiction and any related tax benefits. Nothing in this paragraph shall interfere with the right of any Bank to arrange its tax affairs in whatever manner it thinks fit and, in particular, no Bank is under any obligation to claim a deduction or other benefit relating to these transactions ahead of any other claim, relief, credit, deduction or other benefit to which it is entitled. The applicable Bank shall promptly give notice to the Borrower (but in no event later than sixty (60) days) after such Bank has actual knowledge of the imposition of any Taxes subject to indemnification hereunder; provided, however, that failure to give such notice within such sixty (60) day period will not relieve the Borrower of the obligation to indemnify such Bank in accordance with the terms hereof, except to the extent of interest that would have been avoided had the notice been given prior to the end of such sixty (60) day period. If the Agent or a Bank receives a final refund in respect of any Taxes as to which the Agent or such Bank has been indemnified or paid additional amounts by the Borrower pursuant to this
Section 2.17(b), the Agent or such Bank, as applicable, which 45 days from the date of the receipt of such refund, shall pay over to the Borrower such refund or portion thereof that is attributable to payments by the Borrower hereunder (in each case, as the Agent or such Bank shall determine in its judgement using reasonable averaging and attribution methods), net of a ratable portion of the out-of-pocket expenses of the Agent or such Bank and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund or portion thereof).


(c) All payments made by the Borrower to each of the Banks under this Agreement, any Loans and the Notes will be made without setoff, counterclaim or other defense.

(d) The Borrower will provide evidence that all Taxes imposed on payments under this Agreement, any Loan or the Notes have been fully paid to the appropriate authorities by delivering official receipts or notarized copies to Agent within thirty (30) days after payment. The Borrower will compensate any Bank that has to pay any Taxes because Borrower failed to timely furnish such evidence; provided that prior to paying such Taxes, such Bank shall have notified the Borrower of its intent to make such payment.

(e) Prior to the first Rent Payment Date, each Bank agrees that it will deliver to the Agent and the Borrower either (A) in the case of a Bank, a letter stating that it is a U.S. Person (as defined in Section 7701(a)(30) of the Code) and one duly completed copy of Form W-9 establishing an exemption from United States backup withholding tax or (B) if it is not a U.S. Person, one (1) duly completed copy of Form W-8BEN or W-8ECI (or other appropriate corresponding form) or any successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. If any Bank delivers to the Borrower and the Agent Form W-8BEN or W-8ECI pursuant to the immediately preceding sentence, it shall deliver to the Borrower and the Agent one (1) further copy of such Form W-8BEN or W-8ECI, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders the previously delivered form inapplicable or that would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. The provisions of this Section 2.17(g) shall apply to any successor holder of a Note.

         (f) Notwithstanding the foregoing, if (A)(i) any Bank has previously delivered to the Borrower and the Agent a Form W-BECI or successor applicable form and (ii) by virtue of any action taken or not taken voluntarily by such Bank, such Bank is not lawfully entitled to deliver a subsequent form W-BECI or applicable successor form solely as a result of such Bank's failure to be engaged in the active conduct of a trade or business in the United States or a determination that all amounts to be paid to such Bank hereunder are not effectively connected to such trade or business or (B) any Bank fails to provide any form required under Section 2.17(g) hereof at a time when such Bank is qualified to provide such form, the Borrower shall be under no obligation to compensate or indemnify such Bank under this Section 2.17 or otherwise with respect to any Tax required to be paid or withheld under United States federal income tax law that would not have been required to be paid or withheld had such Bank so delivered such Form W-BECI, applicable successor form or other form.

         Section 2.18 Change of Law. Notwithstanding any other provision of this Agreement, if any Regulatory Change, or compliance by any Bank with any Regulatory Change, makes it unlawful or impossible for any Bank to make, maintain or continue its proportionate interest in the Letter of Credit, then such Bank shall promptly give notice together with evidence thereof to the Borrower and the Agent, and the Borrower shall pay forthwith all amounts outstanding, accrued or payable under this Agreement to such Bank and cause such Bank to be released from all obligations of such Bank under this Agreement.

         A Bank shall (consistent with legal and regulatory restrictions) and with consent of the LOC Issuer (which consent shall not be unreasonably withheld or delayed) designate a different lending office for the Loans (or commitments therefor) or its participation in the Letter of Credit affected pursuant to this
Section 2.18 before giving any notice to the Borrower and the Agent pursuant to this Section 2.18 if such designation will avoid the need for giving such notice and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate a lending office located in the United States of America. If the Borrower so requests within ten
(10) days of receipt of the notice referred to above (which notice is based on circumstances not generally applicable to United States or foreign lenders making loans of the types contemplated hereunder), such Bank shall (consistent with legal and regulatory restrictions) comply with Section 2.20 hereof.

         Section 2.19. Non-Availability. If at any time United States dollar deposits in the principal amount of any Bank's proportionate interest in, or obligation under, any Loan bearing interest at the LIBOR Rate are not available to such Bank in the London interbank market for the next Interest Period, such Bank shall so notify the Agent, who shall so notify the Borrower, and the obligation of such affected Bank to make or continue, or to convert Loans into Loans bearing interest based on the LIBOR Rate shall be immediately suspended and during such suspension shall be converted into an obligation to make or continue or convert Loans into Loans bearing interest based on the Adjusted Base Rate; provided, however, that outstanding Loans bearing interest at the LIBOR Rate shall be converted into Loans bearing interest at the Adjusted Base Rate on the last day of the then current Interest Period applicable to such Loans.

         If at any time the Interest Rate then in effect based on the LIBOR Rate does not adequately and fairly reflect, in the reasonable judgment of any Bank, the cost for such Bank of advancing or maintaining its respective proportionate interest in any Loan bearing interest at the LIBOR Rate during any Interest Period, then such Bank shall notify the Agent, who shall so notify the Borrower, and interest on such Bank's proportionate share of the Loans shall for any subsequent Interest Period accrue at the Adjusted Base Rate.

         If the Borrower so requests after the suspension of a Bank's obligation to make Loans bearing interest at the LIBOR Rate under this Section
2.19 for at least ten (10) consecutive Business Days based on circumstances not generally applicable to United States or foreign lenders making loans of the types contemplated hereunder, such Bank shall (consistent with legal and regulatory restrictions) comply with Section 2.20 hereof.

         Section 2.20 Mitigation Provision; Replacement of Bank. Any Bank claiming reimbursement from the Borrower under Section 2.15, 2.16 or 2.17 hereof shall use reasonable efforts (including, without limitation, if requested by the Borrower, reasonable efforts to designate a different lending office of such Bank (with the consent of the LOC Issuer, which consent shall not be unreasonably withheld or delayed) or, in the case of the LOC Issuer a difference issuance office) to mitigate the amount of such losses, costs, expenses and liabilities, if such efforts can be made and such mitigation can be accomplished without such Bank suffering (i) any economic disadvantage for which such Bank does not receive full indemnity from the Borrower under this Agreement or (ii) any legal or regulatory disadvantage,

         (b) Notwithstanding any thing to the contrary contained herein, the Borrower shall have the right at any time and from time to time to replace any of the Banks (each such Bank, a "Replaced Bank") other than the Agent or the LOC Issuer with one or more other banks (which need not be existing Banks hereunder), which are acceptable to the LOC Issuer and which shall have been consented to by the Agent (which consent shall not be unreasonably withheld or delayed) (each such Bank, a "Replacement Bank") that has agreed to purchase the Commitments of the Replaced Bank pursuant to one or more Commitment Transfer Supplements in accordance with the provisions of Section 9.9; provided, that:

                  (i) each such assignment shall be arranged by the Borrower (with such reasonable assistance from such Replaced Bank as the Borrower may reasonably request); and

                  (ii) no Replaced Bank shall be obligated to make any such assignment pursuant to this Section 2.21 unless and until such Replaced Bank shall have received one or more payments from the Replacement Bank in an aggregate amount equal to the aggregate outstanding principal amount of the Loans owing to such Replacement Bank, together with accrued and unpaid interest and fees thereon to the date of such payment and all other amounts payable to such Replaced Bank under this Agreement (including, in any event, any breakage indemnities of the type described in Section 2.8(c)).

Upon the effectiveness of such assignment and the receipt by the Replaced Bank of the payment under clause (ii) above, the Replacement Bank shall become a Bank hereunder and (except with respect to any indemnities under this Agreement with respect to events or circumstances arising prior to the replacement of such Replaced Bank, which shall survive as to such Replaced Bank) the Replaced Bank shall cease to constitute a Bank hereunder.

     Section 2.21 Reduction in Commitments/Loans. The Borrower shall have the right to refinance all Commitments and all of the outstanding Loans, if any, in whole but not in part, without premium or penalty upon at least ten (10) days' prior written notice to the Agent; provided, however, that the Borrower agrees to indemnify each Bank and hold each Bank harmless from any direct loss (but excluding any indirect, consequential or incidental loss or damage), cost or out-of-pocket expense which such Bank incurs as a result of a refinancing pursuant to this Section 2.21 of any Loan bearing interest at the LIBOR Rate on a date which is not the last day of an Interest Period applicable thereto. In any refinancing of such Commitments, the Borrower shall cause the Letter of Credit to be released and returned to the LOC Issuer.

     Section 2.22 Right of Set-off. The Borrower hereby authorizes the Agent and only the Agent, upon the occurrence and during the continuance of any Event of Default, at any time and from time to time, without notice to the Borrower or any Person (any such notice being hereby expressly waived by the Borrower to the extent it may legally do so) to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing, by any Banks in any of their offices, wherever located (whether such deposits or indebtedness be in United States dollars or in any other currency), to or for the credit or the account of the Borrower against any and all of the Obligations and liabilities of the Borrower now or hereafter existing under this Agreement, irrespective of whether or not the Agent shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured.

     Section 2.23 Minimum Amounts. Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Loans bearing interest based on the LIBOR Rate shall be in an amount at least equal to $1,000,000 or in multiples of $500,000 in excess thereof and, if any Loans bearing interest based on the LIBOR Rate would otherwise be in a lesser principal amount for any period, such Loans shall bear interest based on the Adjusted Base Rate during such period.

     Not more than six (6) Loans bearing interest at the LIBOR Rate may be outstanding at one time.

     Section 2.24 Discretion of Banks as to Manner to Funding. Notwithstanding any other provisions of this Agreement, each Bank shall be entitled to fund and maintain its funding of all or any party of its Loans in any manner it sees fit, it being understood that for the purposes of this Agreement all determinations hereunder shall be made assuming each Bank had actually funded and maintained each Eurodollar Loan through the purchase of deposits of Dollars in the London interbank market having a maturity corresponding to each Loan's Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

     Section 2.25 Cash Collateralization. If at any time that all or any portion of the Commitments are still outstanding, the long-term debt ratings by S&P and Moody's applicable to the Index Debt of any Bank (the "Affected Bank") shall be lower than BBB and Baa2, respectively, then within three Business Days after receipt of a notice therefor by the Affected Bank from the LOC Issuer (with a copy to the Agent), such Bank shall deposit with the Agent cash collateral (pursuant to arrangements reasonably satisfactory to the LOC Issuer) in an amount equal to such Bank's maximum Commitment net of such Bank's funding of any Loans that are then outstanding; provided, that if after making such deposit any Loans are repaid and the Letter of Credit is reinstated, such Bank shall make an additional deposit of cash collateral with the Agent in an amount equal to the product of such Bank's Commitment Percentage multiplied by the amount so reinstated.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

     Section 3.1 Conditions Precedent to Effectiveness of Agreement and Issuance of Letter of Credit. The obligation of the LOC Issuer to issue the Letter of Credit and the effectiveness of this Agreement are subject to the following conditions precedent:

          (a) the Agent shall have received the following, each dated on or before the Closing Date unless otherwise specified below, in form and substance satisfactory to the Agent and in the number of originals or photostatic copies reasonably required by the Agent;

          (b) this Agreement and the Notes, duly executed by the Borrower;

          (c) a copy of the Facility Lease, duly executed by the parties thereto;

          (d) written opinions of counsel as to such matters as the Agent may reasonably request;

          (e) a certificate of Owner Lessor and the Lease Indenture Trustee as to the incumbency and specimen signatures of the officers of such Person authorized to make drawings on, and to execute and present certificates under, the Letter of Credit, and otherwise communicate with the Agent with respect thereto;

          (f) written evidence that the Certificates have been rated BBB by S&P and Baa2 by Moody's;

          (g) the Borrower shall have paid all accrued fees and expenses (as provided in Sections 2.5 and 9.4 hereof) of the Agent and the Banks (including the reasonable accrued fees and disbursements of counsel to the Agent and the Banks), to the extent that one or more statements for such fees and expenses have been presented for payment;

        (h) all conditions precedent under Section 4 of the Participation Agreement shall have been satisfied; and

        (i) the Agent shall have received such other approvals, opinions, evidence and documents as it may reasonably request and which are customary for transactions of the type contemplated by this Agreement.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

    Section 4.1 Representations and Warranties. The Borrower hereby makes the following representations and warranties for the benefit of the Agent and the
Banks:

        (a) The Borrower (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is duly qualified as a foreign limited liability company in each jurisdiction where the nature of its activities makes such qualification necessary and where the failure to be so qualified would have a Material Adverse Effect. The Borrower has all requisite power and authority to carry on its business as now being conducted and as proposed to be conducted.

        (b) The Borrower has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and each other Credit Document to which it is a party.

        (c) All action on the part of the Borrower that is required for the authorization, execution, delivery and performance of this Agreement and each other Credit Document to which the Borrower is a party have been duly and effectively taken; and the execution, delivery and performance of this Agreement and each such other Credit Document does not require the approval or consent of any holder or trustee of any Indebtedness or other obligations of the Borrower.

        (d) This Agreement and each other Credit Document to which the Borrower is a party have been duly authorized, executed and delivered by the Borrower. Each of this Agreement and each other Credit Document to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms hereof and thereof, except as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, or similar laws affecting creditors' rights generally, and subject to general principles of equity.

        (e) Neither the execution, delivery and performance of this Agreement or any other Credit Document to which the Borrower is a party, nor the consummation of any of the transactions contemplated hereby or thereby
    (A) contravenes any provision of Applicable Law applicable to the Borrower, except any contravention which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or
    (B) conflicts or is inconsistent with or constitutes a default under or results in the acceleration of, any obligation under the formation documents of the Borrower, or of any other terms of any other Credit Document or any other agreement or instrument to which the Borrower is a party or by which the Borrower or any of its property or assets is bound or to which the Borrower may be subject except, any such conflict, inconsistency, default or violation which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (f) The Borrower is in compliance with any and all Applicable Law applicable to it, except any such noncompliance which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (g) All Governmental Approvals which are required to be obtained by, in the name of or on behalf of the Borrower in connection with the execution, delivery and performance by the Borrower of this Agreement and other the Credit Documents to which it is a party have been duly obtained or made, are validly issued and are in full force and effect.

     (h) There are no claims, actions, suits, investigations or proceedings at law or in equity (including any Environmental Claims) or by or before any arbitrator or Governmental Authority now pending against the Borrower or, to the knowledge of the Borrower, threatened against the Borrower or any property or other assets or rights of the Borrower that could reasonably be expected to result in a Material Adverse Effect.

     (i) The Borrower is not subject to regulation by any Governmental Authority under PUHCA as a "public utility company" or an "affiliate," or "subsidiary company" of a "registered holding company" or a company subject to registration under PUHCA.

     (j) The Borrower is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (k) The Borrower is in compliance with all existing applicable Environmental Laws and there are no existing facts, circumstances or conditions which could under any existing Environmental Law, individually or in the aggregate with all other circumstances or conditions, reasonably be expected to result in a Material Adverse Effect.

     (l) Each of the representations and warranties of the Borrower set forth in
Section 3.1 of the Participation Agreement (including any schedules referenced therein) are true and correct as of the date hereof.

     (m) In accordance with Section 9.12, the Borrower has validly submitted to the jurisdiction of any court of the State of New York or any court of the United States of America located in the State of New York.

     (n) Since March 31, 2000, no event has occurred or circumstance exists which would have a Material Adverse Effect.

                    (o) None of the information, reports and other papers and written data (excluding financial projections and forecasts) with respect to the Borrower and its Subsidiaries, taken as a whole, furnished to the Agent and the Banks by the Borrower or any such Subsidiary, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained therein not misleading, in either case, which has not been corrected, supplemented or remedied by subsequent documents furnished or statements made in writing to the Banks. The financial projections and forecasts were prepared in good faith and on the basis of information and assumptions that the Borrower believed to be reasonable.

                                   ARTICLE V

                                   COVENANTS


     Section 5.1 Covenants. (a) So long as any Commitment is in effect, the Letter of Credit is outstanding or any of the Obligations remain unpaid, unless compliance has been waived in accordance with Section 9.1, all of the covenants of the Borrower contained in Section 5 (other than Section 5.8) of the Participation Agreement, together with any defined terms referenced and schedules referred to therein (in the form of such covenants, definitions and schedules as they exist as of the date of this Agreement and as they may hereafter be amended from time to time, but only to the extent that the incorporation of any such amendments into this Agreement has been consented to in accordance with Section 9.1), are hereby incorporated and made applicable by reference as if set forth in their entirety in this Agreement and the Borrower shall observe and perform all of such incorporated covenants; provided, however, that references therein to the Lease Indenture Trustee and the Pass Through Trustee shall be as incorporated herein a reference to the Agent (and the parties hereto agree that any action, consent or approval given therein by the Lease Indenture Trustee or the Pass Through Trustee shall as incorporated herein be given by the Agent at the direction of or with the consent of the Required Banks); provided, further that references therein to a Material Adverse Effect shall be as incorporated herein a reference to such term as defined herein; provided further that for purposes hereof, the Debt Covenant Termination Date shall not be deemed to have occurred until all of the Commitments have terminated, the Letter of Credit has expired and the Obligations have indefeasibly been repaid in full.

               (b) The Borrower hereby covenants that it shall make, or cause to be made, any and all payments due and owning by the Borrower under the Related Reimbursement Agreements pro rata among the Related Reimbursement Agreements without preference to any Related Reimbursement Agreement.

               (c) The Borrower hereby covenants that upon or prior to the consummation of any transaction by the Borrower pursuant to Section 14 of the Participation Agreement the Borrower shall cause the Beneficiary to return the Letter of Credit to the LOC Issuer for cancellation.

                                   ARTICLE VI

                             DEFAULTS AND REMEDIES

          Section 6.1 Defaults and Remedies. If any one of the following events (each an "Event of Default") shall occur and be continuing:

              (a) any amount in respect of fees, costs or expenses due by the Borrower under this Agreement shall not be paid in full within five (5) days following delivery of notice thereof to the Borrower;

              (b) any amount due by the Borrower in respect of interest on any Loan shall not be paid in full within five (5) days after its due date;

              (c) any amount due by the Borrower in respect of principal of any Loan shall not be paid to the Agent when due;

              (d) any representation or warranty made by or on behalf of the Borrower in this Agreement (other than Section 4.1(k) or (l)) shall prove to have been incorrect in any material respect when made;

              (e) any representation or warranty made by the Borrower in Section 4.1(k) or (l) of this Agreement, by any Subsidiary Guarantor in the Subsidiary Guaranty, or by the Borrower in any certificate delivered by or on behalf of the Borrower to the Agent or the Banks hereunder shall prove to have been incorrect in any material respect when made and continues to be material and unremedied for a period of 30 days after receipt by the Borrower of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to an additional 120 days, so long as the Borrower diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 120-day period, and the continuation of such condition during the period of such extension would not have a Material Adverse Effect.

              (f) the Borrower shall fail to perform or observe in any material respect the covenants set forth in Sections 5.3, 5.4, 5.5 or 5.6 of the Participation Agreement or, to the extent such covenant relates to liens in respect of borrowed money, 5.7 of the Participation Agreement, in each case as incorporated in Section 5.1 of this Agreement, so long as such covenants remain in effect, in each case, within 30 days after the occurrence thereof;

              (g) the Borrower shall fail to perform or observe any of its covenants contained (including by incorporation by reference) in any other provision of this Agreement (other than those referred to in paragraphs
     (a), (b), (c), and (f) above) and such failure shall continue uncured for sixty (60) or more days after an Authorized Officer of the Borrower has actual knowledge of such failure; provided that if the Borrower commences and diligently pursues efforts to cure such default within such sixty (60) day period, the Borrower may continue to effect such cure of the default (and such default shall not be deemed an Event of Default) for an additional sixty (60) days so long as the Borrower is diligently pursuing such cure; or

     (h) a Lease Event of Default under any of clauses (c) or (d) of Section 16 of the Facility Lease shall occur and be continuing; or

     (i) default under any bond, debenture, note or other evidence of Indebtedness (but excluding Indebtedness arising under the Operative Documents, under Other Lease Transactions or Nonrecourse Indebtedness) for money borrowed by the Borrower under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Borrower or any Subsidiary Guarantor, whether such indebtedness now exists or shall hereafter be created, which Indebtedness is in an aggregate principal amount exceeding $50,000,000 (as such amount is Escalated) and which default shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled; or

     (j) one or more final judgments or decrees shall be entered against the Borrower or any Subsidiary Guarantor involving in the aggregate a liability (not paid or fully covered by insurance (taking into account any deductibles)) of $50,000,000 (as such amount may be Escalated) or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 90 days from the entry thereof; or

     (k)  the occurrence of a Change of Control; or

     (l) the Borrower or any Subsidiary Guarantor that is a Significant Subsidiary shall (i) commence a voluntary case or other proceeding seeking relief under the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of creditors; or

     (m) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary Guarantor that is a Significant Subsidiary seeking (i) liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of the Borrower or such Subsidiary Guarantor; and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

                  (n) acceleration of the obligations under any other Related Reimbursement Agreement;

then, and in any such event, the agent shall at the request of the Required Banks take one or more of the following actions, (i) by notice to the Borrower after giving sixty (60) days' written notice to the Beneficiary and the lapse of the time period required prior to termination by the Letter of Credit, terminate the Letter of Credit, or (ii) declare the Obligations, all accrued and unpaid interest thereon and all other amounts payable under this Agreement and the Notes to be forthwith due and payable, whereupon the Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, or (iii) terminate the ability of the Borrower to cause reinstatement of the Available Amount as provided in Section 2.2(a); provided, however, that upon the occurrence of an Event of Default under clause (l) or (m) above with respect to the Borrower, the Obligations, all accrued and unpaid interest thereon and all other amounts payable under this Agreement and the Notes shall automatically become then due and payable and the ability of the Borrower to cause reinstatement of the Available Amount shall automatically terminate, in each case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE VII

                            CHARACTER OF OBLIGATIONS

         Section 7.1 Obligations Absolute. The Obligations shall be absolute, unconditional and irrevocable and shall not be affected or impaired under any circumstances whatsoever, including the following circumstances:

                  (a) any lack of validity or enforceability of any provision of any Combined Document;

                  (b) any amendment or waiver of, or any consent to departure from, any provision of any Combined Document;

                  (c) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against the Owner Lessor, any other beneficiary of the Letter of Credit (or any Person for whom the Owner Lessor or any such beneficiary may be acting), any Bank, the Agent or any other Person, whether in connection with any Combined Document, the transactions contemplated thereby or any unrelated transaction;

                  (d) any statement or signature in any certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any such statement being untrue or inaccurate in any respect whatsoever;

                  (e) any exchange, release or nonperfection of any collateral, or any release, amendment or waiver of or consent to departure from any Combined Document or any guaranty, for any of the Obligations;

                  (f) payment by a Bank under the Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit; and

                  (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

Nothing in this Section 7.1 shall limit any right of the Borrower to make any separate claim against the LOC Issuer under Section 7.2.

         Section 7.2 Limited Liability of Agent and Banks. As among the Borrower, the Agent and the Banks, the Borrower assumes all risks of the acts or omissions of the beneficiaries of the Letter of Credit with respect to the use of the Letter of Credit. Neither the Agent nor any Bank nor any of their respective officers, directors, employees or agents shall be liable or responsible for (a) the use that may be made of the Letter of Credit or any acts or omissions of any beneficiaries of the Letter of Credit in connection with the Letter of Credit, (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted in connection with the Letter of Credit or of any endorsement thereon, even if such document or endorsement should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (c) payment by the LOC Issuer against presentation of any document that does not comply with the terms of the Letter of Credit, including failure of any document to bear any reference or adequate reference to the Letter of Credit, or (d) any other circumstance whatsoever in making, delaying to make or failing to make payment under the Letter of Credit; provided, however, that the Borrower shall have a claim against the LOC Issuer, and the LOC Issuer shall be liable to the Borrower, to the extent of any direct, as opposed to consequential, damages suffered by the Borrower that the Borrower proves were the result of the LOC Issuer's willful misconduct or gross negligence in paying under the Letter of Credit or the LOC Issuer's willful or grossly negligent failure to pay under the Letter of Credit after the presentation to it by the beneficiary of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit (unless the LOC Issuer in good faith believed itself (based upon an opinion of counsel) to be prohibited by law or legal authority from making such payment). In furtherance and not in limitation of the foregoing, the LOC Issuer may accept any document that appears on its face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                                  ARTICLE VIII

                                   THE AGENT

         Section 8.1 Authorization and Action. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Credit Documents (including enforcement of and collection under any Credit Document), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Credit Document or applicable law. In performing its function and duties hereunder, the Agent shall act solely as the agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any other party to any Combined Document. Prior to the Notice Date, each Bank shall give the Agent written notice of such Bank's election to extend or not to extend the original or extended Expiration Date of the Letter of Credit for an additional year pursuant to Section 2.2(b); provided, however, that failure of any Bank to give the Agent such written notice shall be deemed an election not to extend such Expiration Date.

     Section 8.2 Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any Credit Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent (a) may treat any Bank that has signed a Commitment Transfer Supplement as the holder of the applicable portion of the Obligations; (b) may consult with legal counsel (including counsel for the Borrower or any Affiliate of the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with any Combined Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Combined Document on the part of the Borrower or any Affiliate or to inspect the property (including the books and records) of the Borrower or any Affiliate thereof; (e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Combined Document or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of any Combined Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier or otherwise) believed by it to be genuine and signed or sent by the proper party or parties.

     Section 8.3 HypoVereinsbank and Affiliates. With respect to its Commitment and participation in the Letter of Credit, HypoVereinsbank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the LOC Issuer or the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include HypoVereinsbank in its individual capacity. HypoVereinsbank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any Affiliate thereof and any Person that may do business with or own securities of the Borrower or any Affiliate thereof, all as if HypoVereinsbank were not the LOC Issuer or the Agent and without any duty to account therefor to the Banks.

     Section 8.4 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance on the Agent, the LOC Issuer or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance on the Agent, the LOC Issuer or any other Bank and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         Section 8.5 Indemnification. The Banks agree to indemnify the Agent and the LOC Issuer (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective principal amounts of the Obligations then held by each of them and/or the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may at any time (including without limitation, at any time following the payment of any Obligations or termination of this Agreement) be imposed on, incurred by or asserted against the Agent or the LOC Issuer in any way relating to or arising out of any Combined Document or any action taken or omitted by the Agent or the LOC Issuer under any Combined Document; provided, however, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's or the LOC Issuer's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent or the LOC Issuer promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under
Section 9.4, to the extent that the Agent or the LOC Issuer is not reimbursed for such costs and expenses by the Borrower.

         Section 8.6 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent with the consent of the Borrower (so long as no Event of Default shall have occurred that is continuing) which shall not be unreasonably withheld. If no successor Agent has been so appointed by the Required Banks, and has accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent with the consent of the Borrower (which shall not be unreasonably withheld), which successor Agent shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least five hundred million dollars ($500,000,000). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Credit Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was agent under this Agreement.

                                   ARTICLE IX

                                 MISCELLANEOUS

         Section 9.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any Note, or consent to any departure by the Borrower therefrom, shall be effective unless in writing and signed or consented to (in writing) by the Required Banks (and, in the case of amendments, the Borrower), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed or consented to (in writing) by all of the Banks do any of the following: (a) waive any of the conditions specified in Article III; (b) increase the Commitments of the Banks or subject the Banks to any additional obligations; (c) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) postpone any date fixed for (i) payment of principal of, or interest on, the Loans, (ii) reimbursement of Drawings under the Letter of Credit, (iii) payment of fees or other amounts payable hereunder; or (iv) reduction in Commitments set forth in Annex I or hereto; (e) change the percentage of the Commitments or of the Loans outstanding, or the number of Banks required for the Banks or any of them to take any action hereunder; or (f) amend this Section 9.1; provided, further, however, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Persons required above to take such action, affect the rights or duties of the Agent under this Agreement or any other Credit Document; and provided, further, however, that no amendment, waiver or consent shall, unless in writing and signed by the LOC Issuer in addition to the Persons required above to take such action, affect the rights or duties of the LOC Issuer under this Agreement or any other Credit Document.

          Section 9.2 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and shall be mailed, telecopied or delivered, if to the Borrower, to it at 1111 Louisiana Street, Houston, Texas 77002, telephone (713) 207-3351, telecopier (713) 207-9916, Attn: Treasurer; if to any Bank other than the LOC Issuer, to it at the address or telecopier number set forth below its name in the Commitment Transfer Supplement by which it became a party hereto; if to the Agent or the LOC Issuer, to it at 150 East 42nd Street, New York, New York 10017, telephone
(212) 672-5776, telecopier (212) 672-5516, Attn: Paul Colatrella, Project Finance Department with a copy (if relating to the administration of or drawing under the Letter of Credit) to 150 East 42nd Street, New York, New York 10017, telephone (212) 672-5702, telecopier (212) 672-5506, Attn: Letter of Credit Department; or, as to each party, to it at such other address or telecopier number as designated by such party in a written notice to the other parties. All such notices and communications shall be deemed received, (a) if personally delivered, upon delivery, (b) if sent by first-class mail, on the third Business Day following deposit into the mails and (c) if sent by telecopier, upon acknowledgment of receipt thereof by the recipient, except that notices and communications to the Agent pursuant to Article II or VIII shall not be effective until received by the Agent.

          Section 9.3 No Waiver; Remedies. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          Section 9.4 Costs and Expenses. The Borrower agrees to pay on demand (a) all reasonable costs and expenses of the Agent and the Banks in connection with the preparation, execution, delivery, syndication, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including (i) the reasonable fees and out-of-pocket expenses of counsel for the Banks with respect thereto and with respect to advising the Agent, the LOC Issuer and the Banks as to their rights and responsibilities, or the perfection, protection or reservation of rights or interests, under this Agreement, the other Combined Documents and the other documents to be delivered hereunder; and
(ii) the reasonable fees and expenses of any consultants, auditors or accountants engaged by the Agent with the written consent (which shall not be unreasonably withheld) of the Borrower pursuant hereto and (b) all reasonable costs and expenses of the Agent, the LOC Issuer and the Banks (including reasonable counsel fees and expenses of the Agent and the Banks) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Combined Documents and the other documents to be delivered hereunder, whether in any action, suit or litigation, any bankruptcy, insolvency or similar proceeding.

    Section 9.5 Application of Moneys. If any sum paid or recovered in respect of the Obligations is less than the amount then due, the Agent may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Agent shall determine.

    Section 9.6 Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or authorization of such provision in any other jurisdiction.

    Section 9.7 [Reserved]

    Section 9.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower shall not have the right to assign any of its rights and obligations hereunder without the prior written consent of the Required Banks, and, except as provided in Section 9.9, no Bank shall have the right to assign any of its rights and obligations hereunder.

    Section 9.9 Assignments and Participations. Any Bank may at any time (with the consent of the Borrower, such consent not to be unreasonably withheld or delayed, the consent of the Agent, such consent not to be unreasonably withheld or delayed, and the consent of the LOC Issuer in its sole discretion so long as any LOC Commitments are outstanding or may be reinstated) sell to one or more banks or other entities (a "Purchasing Bank") all or any part of its rights and obligations under this Agreement and the Notes pursuant to a Commitment Transfer Supplement, executed by such Purchasing Bank, such transferor Bank, the Agent and the LOC Issuer (and, in the case of a Purchasing Bank that is not then a Bank or an Affiliate thereof, so long as no Event of Default has occurred and is continuing, by the Borrower); provided, however, that in the case of any transfer by HypoVereinsbank, so long as no Event of Default has occurred and is continuing and no Loans are outstanding, after giving effect to such transfer the Commitment Percentage of HypoVereinsbank shall not be less than 33% without the consent of the Borrower (which consent may be given or withheld in the sole discretion of the Borrower). Upon (x) such execution of such Commitment Transfer Supplement, and (y) delivery of a copy thereof to the Borrower and payment of the amount of its participation to the Agent or such transferor Bank, such Purchasing Bank shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement, to the same extent as if it were an original party hereto with the commitment percentage as set forth in such Commitment Transfer Supplement, which shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of commitment percentages arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement and the Notes. Upon the consummation of any transfer pursuant to this
Section 9.9, the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, replacement Notes are issued to such transferor Bank and new Notes or, as appropriate, replacement Notes, are issued to such Purchasing Bank, in each case, in principal amounts reflecting their Commitment.

     Any Bank may, from time to time, sell or offer to sell participating interests in any Loans owing to such Bank, any Notes held by such Bank, any Commitment of such Bank or any other interests and obligations of such Bank hereunder, to one or more banks or other entities (each, a "Participant"), on such terms and conditions as may be determined by the selling Bank, without the consent of or notice to the Borrower, and the grant of such participation shall not relieve any Bank of its obligations, or impair the rights of any Bank, hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank shall remain solely responsible for the performance of such Bank's obligations under this Agreement, such Bank shall remain the holder of any such Notes for all purposes under this Agreement, the Borrower, the Agent and the LOC Issuer will continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and such Bank shall retain the sole right and responsibility to exercise the rights of such Bank, and enforce the obligations of the Borrower, including, without limitation, the right to approve any amendment, modification, supplement or waiver of any provision of any Credit Document and the right to take action under Article VI hereof and such Bank shall not grant any such Participant any voting rights or veto power over any such action by such Bank under this Agreement (provided that such Bank may agree not to consent to any modification, amendment or waiver of this Agreement without the consent of the Participant that would alter the principal of or interest on the Loans, postpone the date fixed for any payment of principal of or interest thereon or extend the term of any Commitment; provided, further that if any Participant refuses to consent to any such modification, amendment or waiver of this Agreement, such Bank may purchase the participating interests from such non-consenting Participant). No Participant shall have any rights under this Agreement to receive payment of principal of or interest on any Loan except through a Bank and as provided in this Section 9.9. The Borrower agrees that, upon the occurrence and during the continuance of any Event of Default, each Participant shall have the right of set-off in respect of its participating interest in amounts owing under this Agreement and any Notes as set forth in Section 2.22 hereof to the same extent as if the amount of its participating interest was owing directly to it as a Bank under this Agreement or any Notes. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 hereof with respect to its participation granted hereunder; provided that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the Bank transferring such participation would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred.

     Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.9, disclose to the Purchasing Bank or Participant or proposed Purchasing Bank or Participant any information relating to the Borrower furnished to such Bank by or on behalf of the Borrower; provided, however, that prior to any such disclosure, the Person receiving such disclosure shall sign a confidentiality agreement substantially similar to the confidentiality agreement signed by the Agent and the LOC Issuer in connection with this financing.

     Section 9.10 Indemnification. The Borrower agrees to indemnify and hold harmless the Agent, the LOC Issuer and each Bank and, in their capacity as such, each of their respective officers, directors, shareholders, controlling persons, employees, agents and servants (each an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, obligations, penalties, actions, causes of action, judgments, suits, costs, expenses or disbursements (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Damages") whatsoever that such Indemnified Party may incur (or that may be claimed against such Indemnified Party by any Person) by reason of
(a) in connection with this Agreement and the transactions contemplated thereby, any untrue statement or alleged untrue statement of any material fact concerning the Borrower, or the omission or alleged omission to state any fact concerning the Borrower necessary to make any such statement, in light of the circumstances under which it was made, not misleading; (b) the issuance, sale or delivery of the Notes; (c) the use of the proceeds of any Drawing; (d) any reasonable action taken by such Indemnified Party in protecting and enforcing the rights and remedies of the Agent and the Banks under the Combined Documents; (e) subject to
Section 7.2, the execution, delivery or transfer of, or payment or failure to pay under the Letter of Credit; (f) any claim of any Person with respect to any finder's fee, brokerage commission or other similar sum due in connection with any Combined Document; or (g) any breach by the Borrower of any of the provisions, covenants or representations and warranties contained in this Agreement; provided, however, that the Borrower shall not be required to indemnify (x) the LOC Issuer for any Damages to the extent caused by the LOC Issuer's willful misconduct or gross negligence in (i) paying under the Letter of Credit or (ii) failing to pay under the Letter of Credit after the presentation to it by the Beneficiary of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit (unless the LOC Issuer in good faith believed itself (based upon an opinion of counsel) to be prohibited by law or legal authority from making such payment) or (y) any Indemnified Party for Damages resulting from such Indemnified Party's gross negligence or willful misconduct. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnified Party, such Indemnified Party shall promptly notify the Borrower in writing, enclosing a copy of all papers served, but the omission so to notify the Borrower of any such action shall not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Section 9.10; provided, however, that the Borrower shall not be liable for any settlement of any such action effected without the Borrower's prior written consent.

     Section 9.11 Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF, EXCEPT
SECTION 5.1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     Section 9.12 Consent to Jurisdiction and Venue. Each of the parties hereto irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in any court sitting in the County of New York, State of New York or any court of the United States of America located in the State of New York, (ii) consents, for itself and in respect of its property, to the nonexclusive jurisdiction of each such court in any such suit, action or proceeding and (iii) to the extent permitted by Applicable Law, waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 9.12 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

     Section 9.13 Headings. The section and subsection headings used herein have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

     Section 9.14 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


     Section 9.15 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                            SEPARATE SIGNATURE PAGE
                                       TO
                           CONEMAUGH LETTER OF CREDIT
                          AND REIMBURSEMENT AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    RELIANT ENERGY MID-ATLANTIC POWER
                                    HOLDINGS, LLC


                                    By: /s/ JAMES E. HAMMELMAN
                                        -------------------------------------
                                        Name: James E. Hammelman
                                        Title: Treasurer

                            SEPARATE SIGNATURE PAGE
                                       TO
                           CONEMAUGH LETTER OF CREDIT
                          AND REIMBURSEMENT AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

Commitment
----------
$7,419,245                          BAYERISCHE HYPO-UND VEREINSBANK
                                    AG NEW YORK BRANCH
                                    as the Agent, the LOC Issuer and as a Bank


                                    By: /s/ PAUL J. COLATRELLA
                                        --------------------------------------
                                        Name: Paul J. Colatrella
                                        Title: Director


                                    By: /s/ ANDREW G. MATHEWS
                                        --------------------------------------
                                        Name: Andrew G. Mathews
                                        Title: Managing Director

                                    Annex I


                       Commitment Amounts and Percentages


 Bayerische Hypo-Und Vereinsbank AG
          New York Branch               Total Commitments
                                        -----------------
            $7,419,245                      $7,419,245

               100%                            100%

1) Total Commitments are prior to giving effect to any drawings under the Letter of Credit or reimbursement pursuant to the Letter of Credit and Reimbursement Agreement.

2) Payments received upon exercise of remedies under the Credit Documents and not otherwise identified to a particular Loan shall be applied on a pro rata basis among all outstanding Loans.

3) For purposes of Section 8.5 (Indemnification), each Bank's Commitment shall be its Commitment on the date the activities giving rise to the Agent's demand for indemnification occurred.


                                    Annex I

                                                                         ANNEX 4

                          [HYPOVEREINSBANK LETTERHEAD]


                CERTIFICATE OF REINSTATEMENT OUTSTANDING AMOUNT

                                     [Date]



[________________________________]

Attn. [_____________________]

Ladies and Gentlemen:

     Reference is made to Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit"] dated August 24, 2000, issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     This constitutes our notice to you pursuant to the Letter of Credit that the Outstanding Amount is hereby reinstated by [$__________] to $__________; provided that in no event shall the Outstanding Amount as hereby reinstated exceed the amount set forth on Schedule I to the Letter of Credit for the period in which this notice is given.




                                        Very truly yours,

                                        BAYERISCHE HYPO-UND VEREINSBANK AG
                                        NEW YORK BRANCH

                                        By:
                                           ---------------------------------

                                        By:
                                           ---------------------------------





                                      A4-1
                                    SB103582

                                                                         ANNEX 5


                         [HYPO VEREINSBANK LETTERHEAD]

                CERTIFICATE OF CHANGE OF STATED EXPIRATION DATE

                                     [Date]

[____________________________]

Attn: [____________________]

Ladies and Gentlemen:

     Reference is made to Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit") dated August 24, 2000, issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     This constitutes our notice to you pursuant to the Letter of Credit that
(i) we hereby extend the Stated Expiration Date of the Letter of Credit (effective on and as of the current Stated Expiration Date) to _______________ and (ii) on and as of the effective date of this extension, Schedule I to the Letter of Credit shall be deleted in its entirety and replaced by Schedule I annexed hereto. Accordingly, on and after the effective date of this extension, the Outstanding Amount of the Letter of Credit shall not exceed the applicable amounts for the applicable periods set forth on Schedule I annexed hereto.


                                        Very truly yours,

                                        BAYERISCHE HYPO-UND VEREINSBANK AG
                                        NEW YORK BRANCH

                                        By:
                                           ---------------------------------

                                        By:
                                           ---------------------------------





                                      A5-1
                                    SB103582

                                                                       EXHIBIT A



                            FORM OF LETTER OF CREDIT

                                   ATTACHED.

                          [HYPO VEREINSBANK LETTERHEAD]

                      IRREVOCABLE STANDBY LETTER OF CREDIT

               BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH
                              150 EAST 42nd STREET
                            NEW YORK, NEW YORK 10017


                                                                 August 24, 2000


Irrevocable Letter of Credit No. SB103582

Ladies and Gentlemen:

     At the request of Reliant Energy Mid-Atlantic Power Holdings LLC (the "Applicant"), we hereby establish in favor of Conemaugh Lessor Genco LLC (the "Beneficiary") this irrevocable Letter of Credit expiring on January 12, 2001 (as such date may be extended pursuant to the terms hereof, the "Stated Expiration Date").

     We irrevocably authorize you to draw on us for the account of the Applicant in any amount up to an aggregate amount as of any date within the applicable period as set forth on Schedule I hereto available against presentation of a dated drawing request drawn on Bayerische Hypo-und Vereinsbank AG New York Branch, manually signed by an authorized officer of the Beneficiary (who is identified as such) appropriately completed in the form of Annex 1 hereto (a "Drawing Request") and sent by the Beneficiary's authorized officer. Within each period set forth in Schedule I, the aggregate amount drawn under the Letter of Credit shall not exceed the amount set forth on such Schedule opposite such date under the heading "Outstanding Amount" in each such period (as reduced or reinstated from time to time as set forth in this Letter of Credit, the "Outstanding Amount").

     Drawing Requests and all communications with respect to this Letter of Credit shall be in writing, addressed to us at 150 East 42nd Street, New York, New York, 10017, Attn: Letter of Credit Department, telecopier no. (212) 672-5506, telex no. 62850 ubb, with a copy Attn: Project Finance Department, telecopier no. (212) 672-5516, referencing this Letter of Credit No. SB103582 and presented to us, delivery in person or facsimile transmission at such address, provided that the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within three (3) Business Days of the date of any such facsimile transmission.

     If a Drawing Request is presented in compliance with the terms of this Letter of Credit to us at such address by 11:00 a.m., New York City time, on any Business Day, payment will be made not later than 4:00 p.m., New York City time, on such Business Day and if such drawing request is so presented to us after 11:00 a.m., New York City time, on any Business Day, payment will be made on the following Business Day not later than 1:00 p.m., New York City time. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable Drawing Request.



                                    SB103582

       As used in this Letter of Credit, "Business Day" means any day on which commercial banks located in New York, New York are not required or authorized to remain closed.

       This Letter of Credit shall expire on the then applicable Stated Expiration Date. Within thirty (30) days prior to the Stated Expiration Date, the Beneficiary is authorized to draw on us up to the Outstanding Amount of this Letter of Credit, by presentation to us, in the manner and at the address specified in the third preceding paragraph, of a Drawing Request appropriately completed in the form of Annex 1 hereto and sent and purportedly signed by the Beneficiary's authorized officer.

       In the event we shall cease to be a financial institution whose senior unsecured long-term debt is rated "A3" or higher by Standard & Poor's Corporation and "A-" or higher by Moody's Investor Services, Inc. (a "Qualified Issuer"), we shall promptly provide written notice to each of the Applicant and the Beneficiary of such occurrence. After the date which is sixty (60) days after the date such notice is given, the Beneficiary shall be permitted to draw up to the Outstanding Amount of this Letter of Credit in accordance with the terms hereof.

       Notwithstanding the foregoing, we may at any time at least sixty (60) days prior to such termination, subject to the provisions of the Letter of Credit and Reimbursement Agreement dated as of August 24, 2000, among the Applicant, the Banks party thereto and Bayerische Hypo-und Vereinsbank AG New York Branch, as Agent (as the same may be amended, supplemented or modified from time to time, the "Letter of Credit and Reimbursement Agreement"), terminate this Letter of Credit by giving the Beneficiary, written notice thereof in the form of Annex 2 hereto by delivery in person or facsimile transmission (with written confirmation by overnight courier for receipt by the Beneficiary within two (2) Business Days). The Beneficiary shall remain authorized to draw on us prior to such termination in accordance with the terms hereof.

       This Letter of Credit is effective immediately. Unless terminated earlier in accordance with the provisions hereof, the Stated Expiration Date set forth hereinabove may be extended for a period of one or more years effective upon the then Stated Expiration Date if notice of such extension in the form of Annex 5 hereto is given by Bayerische Hypo-und Vereinsbank AG New York Branch, to the Beneficiary by delivery in person or facsimile transmission (with written confirmation by overnight courier for receipt by the Beneficiary and the Lease Indenture Trustee within three (3) Business Days) addressed to Conemaugh Lessor Genco LLC, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, telephone: (302) 651-1000, telecopier: (302)651-8882 (with a copy to Bankers Trust Company, as Lease Indenture Trustee, 4 Albany Street, NYC 050701, New York, New York 10006, Attention: Marion Zinowski, telephone: (212) 250-1612, telecopier: (212) 669-0072) on or before the sixty (60th) day prior to the then Stated Expiration Date. Upon the effective date of such extension, Schedule I hereto shall be replaced in its entirety by the Schedule I annexed to such notice of extension.




                                      A-2
                                    SB103582

          In the event that a drawing request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of same stating the reasons therefor and shall upon receipt of the Beneficiary's instructions, hold any nonconforming drawing request and other documents at your disposal or return any non-conforming drawing request and other documents to the Beneficiary at the address set forth above by delivery in person or facsimile transmission (with originals thereof sent by overnight courier for receipt within three (3) Business Days). Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such noncomplying drawing request in accordance with the terms of this Letter of Credit.

          This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument, or agreement referred to herein, except only defined terms used herein and the drawing, requests and certificates referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement except for such defined terms, drawing requests and certificates.

          This Letter of Credit may only be transferred, subject to our written consent, in its entirety upon presentation to us of a signed transfer certificate in the form of Annex 3 accompanied by this Letter of Credit, in which the Beneficiary irrevocably transfers to such transferee all of its rights hereunder whereupon we agree to either issue a substitute letter of credit to such successor or endorse such transfer on the reverse of this Letter of Credit.

          Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit (whether or not the Outstanding Amount has been adjusted pursuant to the last sentence of second paragraph hereof). The Outstanding Amount may be reinstated up to the aggregate amount of such partial draws by notice from us to the Beneficiary in a certificate in the form of Annex 4 hereto (such reinstatement to be in the amount set forth in such certificate); provided that after giving effect to any such reinstatement the amount thereafter available hereunder for drawings, shall not exceed the maximum amount set forth on Schedule I hereto for the then applicable period.

          All banking charges, including any advising and negotiating bank charges, are for the account of the Applicant.

          All Drawing Requests under this Letter of Credit must bear the clause:

          "Drawn under Bayerische Hypo-und Vereinsbank AG New York Branch, Letter of Credit Number SB103582 dated August 24, 2000."

          This Letter of Credit shall not be amended (other than as provided herein with respect to any extension notice given by us in accordance with the terms hereof) except with the written concurrence of Bayerische Hypo-und Vereinsbank AG New York Branch, the Applicant and the Beneficiary.

                                      A-3
                                    SB103582

     We hereby engage with you that a Drawing Request drawn strictly in compliance with the terms of this Letter of Credit and amendments thereto shall meet with due honor upon presentation.

     This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision in force as from 1st of January 1994), International Chamber of Commerce Publication Number 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

     We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, you and we irrevocably submit to the nonexclusive jurisdiction of such courts solely for the purposes of this Letter of Credit. You and we hereby waive to the fullest extent permitted by law any objection either of us may now or hereafter have to the laying of venue in any such action or proceeding in any such court.


BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK-BRANCH

              /s/ PAUL COLARELLA
-----------------------------------------------
Authorized signature         Paul Colarella
                             Director

              /s/ ERIC A. MUTH
-----------------------------------------------
Authorized signature         Eric A. Muth
                             Associate Director



                                      A-4
                                    SB103582

                         [HYPO VEREINSBANK LETTERHEAD]

                                   SCHEDULE I

                     OUTSTANDING AMOUNT OF LETTER OF CREDIT
                                  (Conemaugh)

     Set forth below for each period indicated is the maximum amount of the Outstanding Amount of the Letter of Credit.

                                     Period

From and including             To and including               Outstanding Amount

August 24, 2000                December 4, 2000               US$7,419,245
December 5, 2000               January 11, 2001               US$7,398,132

                                   LAST ITEM


                                      I-1
                                    SB103582

                                                                         ANNEX 1
                           [HYPO VEREINSBANK LETTERHEAD]

"Drawn under Bayerische Hypo-und Vereinsbank AG New York Branch, Letter of Credit Number SB103582 dated August 24, 2000"

                                DRAWING REQUEST

                                     [Date]

Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, New York 10017

Attention: Letter of Credit Department

Ladies and Gentlemen:

          The undersigned hereby draws on Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit") dated August 24, 2000, issued by you in favor of us. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit (or, if not therein defined, as defined in the Letter of Credit and Reimbursement Agreement referred to therein).

          In connection with this drawing, we hereby certify that:

A) "This drawing in the amount of US$________ is being made pursuant to the Letter of Credit";

          [Use one or more of the following forms of paragraph B, as applicable]

B-1) "After giving effect to amounts received from the Facility Lessee, if any, applicable thereto, the Facility Lessee has failed to pay Periodic Lease Rent which is now due and owing by an amount at least equal to the amount of this drawing (each capitalized word being used as defined in (or by reference in) the Facility Lease);"

                                       or

B-2) "After giving effect to amounts received from the Facility Lessee, if any, applicable thereto (and not returned or rescinded), the Facility Lessee has failed to pay Termination Value which is now due and owing by an amount at least equal to the amount of this drawing (each capitalized word being used as defined in (or by reference in) the Facility Lease);"

                                       or

                                      A1-1
                                    SB103582

B-3) "A Lease Event of Default has occurred and is continuing (as defined in (or by reference in) the Facility Lease);"

                                       or

B-4) "The Letter of Credit will expire within thirty (30) days of the date of this Drawing Request and the Facility Lessee has failed to renew or extend the Letter of Credit or provide a replacement Qualifying Credit Support issued by a Qualifying Credit Support Issuer and satisfying the requirements of Section 5.8 of the Participation Agreement (as defined in (or by reference in) the Facility Lease);"

                                       or

B-5) "The Letter of Credit will terminate within thirty (30) days of the date of this Drawing Request as described in the notice that you delivered to us and the Facility Lessee has failed to provide a replacement Qualifying Credit Support issued by a Qualifying Credit Support Issuer and satisfying the requirements of Section 5.8 of the Participation Agreement (as defined in (or by reference in) the Facility Lease);"

                                       or

B-6) "We have received notice that you have ceased to be a Qualified Issuer and the Facility Lessee has failed to provide a replacement Qualifying Credit Support issued by a Qualified Credit Support Issuer and satisfying the requirements of Section 5.8 of the Participation Agreement within sixty (60) days of the Facility Lessee obtaining knowledge of such cessation (as defined in (or by reference in) the Facility Lease);"

C) "The amount requested to be drawn does not exceed the Outstanding Amount in effect as of the date hereof"; and

D) "You are directed to make payment of the requested drawing to account no. _________ at _____________ [insert bank, name, address and account number]."

          IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of ____________.


                                    [_____________________]

                                    By:
                                        ------------------------
                                        Name:
                                        Title:


                                      A1-2
                                    SB103582

                         [HYPO VEREINSBANK LETTERHEAD]


                                                                         ANNEX 2


                   NOTICE OF TERMINATION OF LETTER OF CREDIT

                                     [Date]

[____________________]

Attn: [_______________]

Ladies and Gentlemen:

     Reference is made to the Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit") dated August 24, 2000, issued by us in your favor.

     This constitutes our notice to you pursuant to the Letter of Credit that the Letter of Credit shall terminate on ______________,____ [insert a date which is sixty (60) or more days after the date of this notice of termination](the "Termination Date").

     Pursuant to the terms of the Letter of Credit, you are authorized to draw (pursuant to one or more drawings), prior to the Termination Date, on the Letter of Credit in an aggregate amount that does not exceed the Outstanding Amount (as defined in the Letter of Credit).


                                    Very truly yours,

                                    BAYERISCHE HYPO-UND VEREINSBANK AG
                                    NEW YORK BRANCH


                                    By:
                                        ---------------------------------------

                                    By:
                                        ---------------------------------------

                                      A2-1
                                    SB103582

                                                                       ANNEX 3

                          [HYPO VEREINSBANK LETTERHEAD]

                          TRANSFER OF LETTER OF CREDIT

                                     [Date]

Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, New York 10017

Attention: Letter of Credit Department

Gentlemen:

         Reference is made to Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 dated August 24, 2000 originally issued by you in favor of [_________________] (the "Letter of Credit"). Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

         For value received, the undersigned, as the current beneficiary under the Letter of Credit, hereby irrevocably transfers to ____________, (the "Transferee") all rights of the undersigned to draw under the Letter of Credit in their entirety.

         By this transfer, all rights of the undersigned, as beneficiary under the Letter of Credit, are transferred to the Transferee, and the Transferee shall have the sole rights with respect to the Letter of Credit (to the exclusion of the undersigned) including without limitation all rights relating to any amendments thereof and any notices thereunder. All amendments to the Letter of Credit are to be consented to by the Transferee without necessity of any consent of or notice to the undersigned.

         Simultaneously with the delivery of this notice to you, copies of this notice are being transmitted to the Transferee.


                                      A3-1
                                    SB103582

         [The Letter of Credit is returned herewith, and we ask you to either issue a substitute letter of credit for the benefit of the Transferee or endorse the transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice of transfer.](1)

         Very truly yours,

         [______________________________________]


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


[The undersigned acknowledges receipt and agrees to the terms hereof as of the date first above written.]

BAYERISCHE HYPO-UND VEREINSBANK AG
NEW YORK BRANCH

By:
   -------------------------------------


By:                                     ](2)
   -------------------------------------







     (1) Not applicable to any transfer occurring on the date of issuance of the Letter of Credit.

     (2) To be included only for transfers occurring on the date of issuance of the Letter of Credit.




                                      A3-2
                                    SB103582

                                                                       EXHIBIT B

                                     FORM OF
                        LETTER OF CREDIT PROMISSORY NOTE
                                   (CONEMAUGH)

$[____________]                                               New York, New York

                                                                 August 24, 2000

                  FOR VALUE RECEIVED, the undersigned, RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC, a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay to the order of [__________] (the "Bank") the lesser of (i) the principal sum of [___________] dollars ($__________) and (ii) the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower under the Reimbursement Agreement referred to below, on the dates and in the amounts specified therein.

                 The Borrower further promises to pay interest on the daily unpaid principal amount hereof from time to time outstanding on the dates and at the rates specified in the Reimbursement Agreement (as herein defined). This
Note is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, shall the interest contracted for or charged or received by the Bank exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Bank in excess of the maximum lawful amount, the interest payable to the Bank shall be reduced to the maximum amount permitted under applicable law, and the amount of interest for any subsequent period, to the extent less than that permitted by applicable law, shall to that extent be increased by the amount of such reduction.

                 Each holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date each such interest payment is due and the amount of each such interest payment determined in accordance with the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the Borrower with the same force and effect as if such amounts were each set forth in a separate note executed by the Borrower.

                 All payments due hereunder shall be made without setoff, counterclaim or deduction of any nature to Bayerische Hypo-Und Vereinsbank AG New York Branch, as Agent, at 150 East 42nd Street, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, or at such other place and in such other manner as may be specified by the Agent pursuant to the Reimbursement Agreement.

                 Each holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date and amount of each Loan made to the Borrower and each payment or prepayment of principal thereof, provided that the failure of such holder to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the



                                    Exhibit B

Borrower with the same force and effect as if such amounts were each set forth in a separate note executed by the Borrower.

                  This Note is the "Note" of the Borrower to the Bank referred to in, evidences each Loan made by the Bank to the Borrower under, is subject to the provisions of, and entitles its holder to the benefits of, the Letter of Credit and Reimbursement Agreement (Conemaugh) dated as of August 24, 2000 (as the same may be amended or modified from time to time, the "Reimbursement Agreement") among the Borrower, Bayerische Hypo-und Vereinsbank AG New York Branch (in its capacity as issuer of the Letter of Credit therein), Bayerische Hypo-und Vereinsbank AG New York Branch and each other bank that becomes a party thereto pursuant to Section 9.9 thereof (collectively, the "Banks") and Bayerische Hypo-und Vereinsbank AG New York Branch, as agent for the Banks and to which reference is hereby made for a more complete statement of the terms and conditions under which each Loan evidenced hereby is to be made and repaid. Capitalized terms in this Note that are not specifically defined herein shall have the meanings ascribed to them in the Reimbursement Agreement.

                  The Reimbursement Agreement provides for, among other things, the acceleration of the maturity of the unpaid principal amount hereof upon the occurrence of certain stated events and for voluntary prepayments in certain circumstances and upon certain terms and conditions.

                  In addition to any and all costs, fees and expenses for which the Borrower is liable under the Reimbursement Agreement, the Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement hereof or any appeal of any judgment rendered hereon.

                  The Borrower hereby expressly waives diligence, presentment, protest, demand, dishonor, nonpayment and notice of every kind to the fullest extent permitted by applicable law. No failure or delay by any holder of this Note to exercise any right or remedy under this Note or any other document or instrument entered into pursuant to the Reimbursement Agreement shall operate or be construed as a waiver or modification hereof or thereof.

                  This Note shall be binding upon the successors and assigns of the Borrower and shall inure to the Bank and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF

                  The Borrower hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or related to this Note may be instituted in any state or federal court (at Bank's option) sitting in the County of New York, State of New York, and, by the execution and delivery of this Note, the Borrower expressly waives any objection which it may have now or hereafter to the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding.


                                    Exhibit B

                                        RELIANT ENERGY MID-ATLANTIC POWER
                                        HOLDINGS, LLC

                                        By:
                                           ------------------------------
                                           Name:
                                           Title:



                                    Exhibit B

                                    SCHEDULE

                     Amount and                                                Total Principal
       Principal       Date of       Unpaid     Date Interest    Amount of        Amount of
       Amount of   Principal Paid   Principal     Payment is    Interest Due        Loans        Notation Made
Date     Loan        or Prepaid      Balance         Due                        Outstanding           By




                                    Exhibit B

                                                                       EXHIBIT C

                     FORM OF COMMITMENT TRANSFER SUPPLEMENT

                  COMMITMENT TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among each Transferor Bank set forth in Item 2 of Schedule I hereto (each, a "Transferor Bank"), each Purchasing Bank set forth in Item 3 of Schedule I hereto (each, a "Purchasing Bank"), and Bayerische Hypo-Und Vereinsbank AG New York Branch, as the LOC Issuer and as Agent under the Letter of Credit and Reimbursement Agreement described below.

                                  WITNESSETH:

                  WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 9.9 of the Letter of Credit and Reimbursement Agreement, dated as of August 24, 2000, by and among (i) Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company ("Borrower"), (ii) Bayerische Hypo-Und Vereinsbank AG New York Branch, in its capacity as issuer of the Letter of Credit, (iii) Bayerische Hypo-und Vereinsbank AG New York Branch and the other Banks named therein and (iv) Bayerische Hypo-Und Vereinsbank AG New York Branch, as agent for the Banks ("Agent") (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Reimbursement Agreement"; terms defined therein being used herein as therein defined); and

                  WHEREAS, each Purchasing Bank (if it is not already a Bank party to the Reimbursement Agreement) desires to become a Bank party to the Reimbursement Agreement; and

                  WHEREAS, each Transferor Bank is selling and assigning to its respective Purchasing Bank, certain rights, obligations, and commitments under the Reimbursement Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Upon receipt by Agent of [_______________] ([________________]) fully executed originals of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I, Schedule II and Schedule III, and each of which has been executed by each Transferor Bank, each Purchasing Bank and any other Person required by the Reimbursement Agreement to execute this Commitment Transfer Supplement, Agent will transmit to Borrower, each Transferor Bank and each Purchasing Bank a Transfer Effective Notice, substantially in the form of Schedule IV hereto (a "Transfer Effective Notice"). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the "Transfer Effective Date"), which date shall be the date hereof. From and after the Transfer Effective Date each Purchasing Bank shall be a Bank party to the Reimbursement Agreement for all purposes thereof.

         2. Each Purchasing Bank shall pay to each of its respective Transferor Banks an amount equal to the purchase price, as agreed between such Transferor Bank and each such Purchasing Bank and set forth on Schedule II hereto (the "Purchase


                                    Exhibit C

                  Price"), of the portion being purchased (such Purchasing Bank's "Purchased Percentage") by such Purchasing Bank of the outstanding Loans and other amounts owing to the respective Transferor Bank under the Reimbursement Agreement and the Notes (the "Outstanding Obligations"). Each Purchasing Bank shall pay the appropriate Purchase Price to each of its respective Transferor Banks, in immediately available funds, at or before 12:00 noon, local time of the appropriate Transferor Bank, on the first Business Day of the month in which the Transfer Effective Date occurs. Effective upon the Transfer Effective Date each Transferor Bank hereby irrevocably sells, assigns and transfers to each of its respective Purchasing Banks, without recourse, representation or warranty other than as set forth in Section 8 hereof, and each such Purchasing Bank hereby irrevocably purchases, takes and assumes from each of its respective Transferor Banks, such Purchasing Bank's Purchased Percentage of the Commitment, presently outstanding Loans and other amounts owing to each such Transferor Bank under the Debt Service Reserve LOC and Reimbursement Agreement and the Notes, together with all instruments, documents and collateral security pertaining thereto.

         3. Each Transferor Bank has made arrangements with each of its respective Purchasing Banks with respect to (a) the portion, if any, to be paid, and the date or dates for payment, by such Transferor Bank to each of its respective Purchasing Banks of any fees heretofore received by such Transferor Bank pursuant to the Debt Service Reserve LOC and Reimbursement Agreement prior to the Transfer Effective Date and (b) the portion, if any, to be paid, and the date or dates for payment, by each such Purchasing Bank to each Transferor Bank, or by each such Transferor Bank to each Purchasing Bank, of fees or interest received by each such Purchasing Bank or each such Transferor Bank, as the case may be, pursuant to the Debt Service Reserve LOC and Reimbursement Agreement from and after the Transfer Effective Date. Any interest, accrued from and after the Transfer Effective Date, with respect to principal of the Loans for which the Purchase Price has yet to be paid under
                  Section 2 above, shall accrue for the benefit of the appropriate Transferor Bank to the extent of the Adjusted Base Rate and shall accrue for the benefit of the appropriate Purchasing Bank to the extent of the applicable interest rate less the Adjusted Base Rate.

         4. All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of any Transferor Bank pursuant to the Reimbursement Agreement and the Notes shall, instead, be payable to or for the account of the appropriate Transferor Banks and the appropriate Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

         5. Except as otherwise agreed as set forth in Section 3 hereof, all interest, fees and other amounts that would otherwise accrue for the account of any Transferor Bank from and after the Transfer Effective Date pursuant to the Reimbursement Agreement and the Notes shall, instead, accrue for the account of, and be payable to, the appropriate, Transferor Banks and the appropriate Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this


                                    Exhibit C

                  Commitment Transfer Supplement. In the event that any amount of interest, fees, or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Bank, the appropriate Transferor Bank and such Purchasing Bank will make appropriate arrangements for payment by such Transferor Bank to such Purchasing Bank of such amount upon receipt thereof from Borrower.

         6. On or prior to the Transfer Effective Date, each Transferor Bank will deliver to Agent its Note(s). On or prior to the Transfer Effective Date, Borrower will deliver to Agent new Notes for each Purchasing Bank and each Transferor Bank, in each case in principal amounts reflecting, in accordance with the Debt Service Reserve LOC and Reimbursement Agreement, their respective "Revised Commitment Percentage" or "New Commitment Percentage", as the case may be and as set forth in
                  Schedule III hereto, of the Commitment or, as appropriate, their then outstanding shares of the outstanding Obligations (as adjusted pursuant to this Commitment Transfer Supplement). Promptly after the Transfer Effective Date, Agent will send to each Transferor Bank and Purchasing Bank its new Notes(s) with the superseded Note(s) of each Transferor Bank attached to the new Note(s) (or if more than one new Note(s), the superseded Note(s) attached to one of such new Note(s) and copies thereof attached to all other new Note(s)) and will return to the Borrower the old Note(s) marked "cancelled".

         7. Concurrently with the execution and delivery hereof, the Transferor Banks will provide to each Purchasing Bank (if it is not already a Bank party to the Reimbursement Agreement) copies of all documents delivered to the Transferor Banks evidencing satisfaction of the conditions precedent set forth in the Reimbursement Agreement.

         8. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

         9. By executing and delivering this Commitment Transfer Supplement, each Transferor Bank and each of its respective Purchasing Banks confirm to and agree with each other, Agent, the LOC Issuer and Banks as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, each such Transferor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Reimbursement Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Reimbursement Agreement, the Notes or any other instrument or document furnished pursuant thereto, (b) each such Transferor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Reimbursement


                                    Exhibit C

                  Agreement, the Notes or any other instrument or document furnished pursuant hereto, (c) each such Purchasing Bank confirms that it has received a copy of the Debt Service Reserve LOC and Reimbursement Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement, (d) each such Purchasing Bank will, independently and without reliance upon Agent, its respective Transferor Banks or any other Bank or the LOC Issuer and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Reimbursement Agreement, (e) each such Purchasing Bank appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Reimbursement Agreement as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto and (f) each such Purchasing Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Reimbursement Agreement are required to be performed by it as a Bank.

         10. Schedule III hereto sets forth for each Transferor Bank and each Purchasing Bank the revised Commitment, and/or Commitment Percentage, as the case may be, of each Transferor Bank and each Purchasing Bank, as well as certain administrative information with respect to each Purchasing Bank.

         11. Notwithstanding anything to the contrary in this Commitment Transfer Supplement, if the long-term debt rating of any Purchasing Bank shall, at any time, be less than a rating of A or the equivalent thereof by S&P or A2 or the equivalent thereof by Moody's, then the LOC Issuer may, in its sole and absolute discretion, purchase all or any part (as designated by the LOC Issuer) of such Purchasing Bank's participating interest hereunder (the "Purchased Interests") (which, if in part, may be limited to the Purchasing Bank's participating interest in the rights and obligations of the LOC Issuer under, and in connection with, one or more Debt Service Reserve Letters of Credit, including, without limitation, the obligations to pay the LOC Issuer if it is not reimbursed by Borrower in immediately available funds for any drawings under such Letter of Credit and to make certain loans, if any, provided to be made under the Reimbursement Agreement in the event of certain drawings under such Letter of Credit, all in accordance with the Reimbursement Agreement) by providing such Purchasing Bank with at least two (2) Banking Days' prior notice of such purchase and making a payment to such Purchasing Bank for all outstanding amounts owing to it hereunder or pursuant to the Reimbursement Agreement in respect of the Purchased Interests on the date of such purchase as set forth in such notice. Upon any such purchase of all of a Purchasing Bank's participating interest hereunder, such Purchasing Bank shall no longer have any rights or obligations as a Purchasing Bank hereunder or as a Bank under the Reimbursement Agreement or under any other instruments or documents furnished pursuant thereto. The LOC Issuer may, in its sole and absolute discretion, retain for its own account and/or sell its interest in all or any portion of the Purchased Interests.


                                   Exhibit C

         12. THIS COMMITMENT TRANSFER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         13. This Commitment Transfer Supplement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

         14. Execution of this Commitment Transfer Supplement by Agent and Borrower as set forth below shall constitute any consent of such Person required pursuant to Section 9.9 of the Reimbursement Agreement.

                    IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.


                                    Exhibit C

                                                                      SCHEDULE I
                                                                   TO COMMITMENT
                                                                        TRANSFER
                                                                      SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                            SIGNATURES FOR COMMITMENT
                               TRANSFER SUPPLEMENT

Re: Letter of Credit and Reimbursement Agreement, dated as of August 24, 2000, with Reliant Energy Mid-Atlantic Power Holdings, LLC, as Borrower.

Item 1                     Date of Commitment Transfer         [Insert date of Commitment
                           Supplement:                         Transfer Supplement]

Item 2                     Transferor:                         [Insert names of Transferor
                                                               Banks]

Item 3                     Purchasing Banks:                   [Insert names of Purchasing
                                                               Banks]

Item 4                     Signatures of Parties to
                           Commitment Transfer
                           Supplement:

                                                           , as a
                                          -----------------
                                          Transferor Bank

                                          By:
                                             --------------------------
                                             Name:
                                             Title:

                                                                 , as a
                                          -----------------------
                                          Purchasing Bank

                                          By:
                                             --------------------------
                                             Name:
                                             Title:


                                    Exhibit C

                                        BAYERISCHE HYPO-UND VEREINSBANK AG
                                        NEW YORK BRANCH, as the LOC Bank and
                                        Agent


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

CONSENTED TO AND ACKNOWLEDGED:
RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC


By:
   ---------------------------------
   Name:
   Title:


ACCEPTED FOR RECORDATION IN REGISTER:
BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH, as Agent


By:
   ---------------------------------
   Name:
   Title:


By:
   ---------------------------------
   Name:
   Title:


                                    Exhibit C

                                                                     SCHEDULE II
                                                                   TO COMMITMENT
                                                                        TRANSFER
                                                                      SUPPLEMENT

                                 PURCHASE PRICES

                                    Names of
                                 Transfer Banks

Names of Purchasing         [Insert name of Transferor  [Insert name of Transferor  [Insert name of Transferor
Banks                       Bank]                       Bank]                       Bank]

--------------------------- --------------------------- --------------------------- ---------------------------
[insert name of
Purchasing Bank]            $[Insert Purchase Price]    $[Insert Purchase Price]    $[Insert Purchase Price]

--------------------------- --------------------------- --------------------------- ---------------------------

--------------------------- --------------------------- --------------------------- ---------------------------

--------------------------- --------------------------- --------------------------- ---------------------------


                                    Exhibit C

                                  SCHEDULE III
                                  TO COMMITMENT
                                    TRANSFER
                                   SUPPLEMENT

                 LIST OF LENDING OFFICES, ADDRESSES FOR NOTICES,
                  COMMITMENT AMOUNTS, AND PROPORTIONATE SHARES

                                    Revised/New Maximum           Revised/New Commitment
       Names of Banks                   Commitment                      Percentage
       --------------               -------------------           ----------------------

-----------------------------  -----------------------------  ------------------------------
Names of Transferor Banks             Revised Maximum                Revised Commitment
                                        Commitment                       Percentage

-----------------------------  -----------------------------  ------------------------------
[______________]               $                                            %

-----------------------------  -----------------------------  ------------------------------
[______________]               $                                            %

-----------------------------  -----------------------------  ------------------------------
Names of Purchasing Banks         New Maximum Commitment                Commitment
                                                                        Percentage

-----------------------------  -----------------------------  ------------------------------
[______________]               $                                            %

-----------------------------  -----------------------------  ------------------------------
[______________]               $                                            %

-----------------------------  -----------------------------  ------------------------------

[NAME PURCHASING BANK(S)]
Address for Notices:
Attention:
Telex:
Answerback:
Telephone:
Telecopier:

Clearing Account:

[Insert Acct. #1]


Eurodollar Lending Office:

[Insert Address]


Domestic Lending Office:

[Insert Address]


                                    Exhibit C

                                                                  SCHEDULE IV TO
                                                                      COMMITMENT
                                                                        TRANSFER
                                                                      SUPPLEMENT

                           TRANSFER EFFECTIVE NOTICE

                                                               ___________, ____

Transferor Banks: [______________]

Purchasing Banks: [______________]

Borrower: Reliant Energy Mid-Atlantic Power Holdings, LLC

                  The undersigned, as Agent under the Letter of Credit and Reimbursement Agreement, dated as of August 24, 2000 by and among (i) Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company ("Borrower"), (ii) Bayerische Hypo-Und Vereinsbank AG New York Branch, as the issuer of the Letter of Credit (the "LOC Bank"), and the other Banks named therein (collectively, the "Banks"), and (iii) Bayerische Hypo-Und Vereinsbank AG New York Branch, as agent for the Banks ("Agent") (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Reimbursement Agreement") acknowledge receipt of [______________] ([______________]) copies of the Commitment Transfer Supplement as described in Annex I hereto, each fully executed. Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

                  1. Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be the date hereof.

                  2. Pursuant to such Commitment Transfer Supplement, each Transferor Bank is required to deliver to Agent on or before the Transfer Effective Date its Note[s].

                  3. Pursuant to such Commitment Transfer Supplement, Borrower is required to deliver to Agent on or before the Transfer Effective Date the following Notes:

[Describe each new Note for Transferor Bank and Purchasing Bank as to principal amount and payee.]


                                    Exhibit C

                  4. Pursuant to such Commitment Transfer Supplement each Purchasing Bank is required to pay its Purchase Price, in immediately available funds, to the appropriate Transferor Bank at or before 12:00 noon, local time of the appropriate Transferor Bank, on the first Business Day of the month in which the Transfer Effective Date occurs.

                                       Very truly yours,

                                       BAYERISCHE HYPO-UND VEREINSBANK AG
                                       NEW YORK BRANCH,
                                       as Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                   Exhibit C

                                                                         ANNEX I

                                 INFORMATION FOR
                         COMMITMENT TRANSFER SUPPLEMENT

                  Re: Letter of Credit and Reimbursement Agreement, dated as of August 24, 2000, with Reliant Energy Mid-Atlantic Power Holdings, LLC, as Borrower

Item 1                         Date of Commitment Transfer
                               Supplement:                   -----------, ----

Item 2                         Transferor:                   [______________]

Item 3                         Purchasing Banks:             [______________]


                                    Exhibit C

                         [HYPO VEREINSBANK LETTERHEAD]


                      IRREVOCABLE STANDBY LETTER OF CREDIT

               BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH
                              150 EAST 42nd STREET
                            NEW YORK, NEW YORK 10017



                                                                 August 24, 2000



Irrevocable Letter of Credit No. SB103582

Ladies and Gentlemen:

     At the request of Reliant Energy Mid-Atlantic Power Holdings LLC (the "Applicant"), we hereby establish in favor of Conemaugh Lessor Genco LLC (the "Beneficiary") this irrevocable Letter of Credit expiring on January 12, 2001 (as such date may be extended pursuant to the terms hereof, the "Stated Expiration Date").

     We irrevocably authorize you to draw on us for the account of the Applicant in any amount up to an aggregate amount as of any date within the applicable period as set forth on Schedule I hereto available against presentation of a dated drawing request drawn on Bayerishe Hypo-und Vereinsbank AG New York Branch, manually signed by an authorized officer of the Beneficiary (who is identified as such) appropriately completed in the form of Annex 1 hereto (a "Drawing Request") and sent by the Beneficiary's authorized officer. Within each period set forth in Schedule I, the aggregate amount drawn under the Letter of Credit shall not exceed the amount set forth on such Schedule opposite such date under the heading "Outstanding Amount" in each such period (as reduced or reinstated from time to time as set forth in this Letter of Credit, the "Outstanding Amount").

     Drawing Requests and all communications with respect to this Letter of Credit shall be in writing, addressed to us at 150 East 42nd Street, New York, New York, 10017, Attn: Letter of Credit Department, telecopier no. (212) 672-5506, telex no. 62850 ubb, with a copy Attn: Project Finance Department, telecopier no. (212) 672-5516, referencing this Letter of Credit No. SB103582 and presented to us, delivery in person or facsimile transmission at such address, provided that the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within three (3) Business Days of the date of any such facsimile transmission.

     If a Drawing Request is presented in compliance with the terms of this Letter of Credit to us at such address by 11:00 a.m., New York City time, on any Business Day, payment will be made not later than 4:00 p.m., New York City time, on such Business Day and if such drawing request is so presented to us after 11:00 a.m., New York City time, on any Business Day, payment will be made on the following Business Day, not later than 1:00 p.m., New York City time. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable Drawing Request.


                                    SB103582

     As used in this Letter of Credit, "Business Day" means any day on which commercial banks located in New York, New York are not required or authorized to remain closed.

     This Letter of Credit shall expire on the then applicable Stated Expiration Date. Within thirty (30) days prior to the Stated Expiration Date, the Beneficiary is authorized to draw on us up to the Outstanding Amount of this Letter of Credit, by presentation to us, in the manner and at the address specified in the third preceding paragraph, of a Drawing Request appropriately completed in the form of Annex 1 hereto and sent and purportedly signed by the Beneficiary's authorized officer.

     In the event we shall cease to be a financial institution whose senior unsecured long-term debt is rated "A3" or higher by Standard & Poor's Corporation and "A-" or higher by Moody's Investor Services, Inc. (a "Qualified Issuer"), we shall promptly provide written notice to each of the Applicant and the Beneficiary of such occurrence. After the date which is sixty (60) days after the date such notice is given, the Beneficiary shall be permitted to draw up to the Outstanding Amount of this Letter of Credit in accordance with the terms hereof.

     Notwithstanding the foregoing, we may at any time at least sixty (60) days prior to such termination, subject to the provisions of the Letter of Credit and Reimbursement Agreement dated as of August 24, 2000, among the Applicant, the Banks party thereto and Bayerische Hypo-und Vereinsbank AG New York Branch, as Agent (as the same may be amended, supplemented or modified from time to time, the "Letter of Credit and Reimbursement Agreement"), terminate this Letter of Credit by giving the Beneficiary, written notice thereof in the form of Annex 2 hereto by delivery in person or facsimile transmission (with written confirmation by overnight courier for receipt by the Beneficiary within two (2) Business Days). The Beneficiary shall remain authorized to draw on us prior to such termination in accordance with the terms hereof.

     This Letter of Credit is effective immediately. Unless terminated earlier in accordance with the provisions hereof, the Stated Expiration Date set forth hereinabove may be extended for a period of one or more years effective upon the then Stated Expiration Date if notice of such extension in the form of Annex 5 hereto is given by Bayerische Hypo-und Vereinsbank AG New York Branch, to the Beneficiary by delivery in person or facsimile transmission (with written confirmation by overnight courier for receipt by the Beneficiary and the Lease Indenture Trustee within three (3) Business Days) addressed to Conemaugh Lessor Genco LLC, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, telephone: (302) 651-1000, telecopier: (302) 651-8882 (with a copy to Bankers Trust Company, as Lease Indenture Trustee, 4 Albany Street, NYC 050701, New York, New York 10006, Attention: Marion Zinowski, telephone: (212) 250-1612, telecopier: (212) 669-0072) on or before the sixty (60th) day prior to the then Stated Expiration Date. Upon the effective date of such extension, Schedule I hereto shall be replaced in its entirety by the Schedule I annexed to such notice of extension.



                                      A-2
                                    SB103582

         In the event that a drawing request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of same stating the reasons therefor and shall upon receipt of the Beneficiary's instructions, hold any nonconforming drawing request and other documents at your disposal or return any non-conforming drawing request and other documents to the Beneficiary at the address set forth above by delivery in person or facsimile transmission (with originals thereof sent by overnight courier for receipt within three (3) Business Days). Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such noncomplying drawing request in accordance with the terms of this Letter of Credit.

         This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, except only defined terms used herein and the drawing requests and certificates referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement except for such defined terms, drawing requests and certificates.

         This Letter of Credit may only be transferred, subject to our written consent, in its entirety upon presentation to us of a signed transfer certificate in the form of Annex 3 accompanied by this Letter of Credit, in which the Beneficiary irrevocably transfers to such transferee all of its rights hereunder, whereupon we agree to either issue a substitute letter of credit to such successor or endorse such transfer on the reverse of this Letter of Credit.

         Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit (whether or not the Outstanding Amount has been adjusted pursuant to the last sentence of second paragraph hereof). The Outstanding Amount may be reinstated up to the aggregate amount of such partial draws by notice from us to the Beneficiary in a certificate in the form of Annex 4 hereto (such reinstatement to be in the amount set forth in such certificate); provided that after giving effect to any such reinstatement the amount thereafter available hereunder for drawings shall not exceed the maximum amount set forth on Schedule I hereto for the then applicable period.

         All banking charges, including any advising and negotiating bank charges, are for the account of the Applicant.

         All Drawing Requests under this Letter of Credit must bear the clause:

         "Drawn under Bayerische Hypo-und Vereinsbank AG New York Branch, Letter of Credit Number SB103582 dated August 24, 2000."

         This Letter of Credit shall not be amended (other than as provided herein with respect to any extension notice given by us in accordance with the terms hereof) except with the written concurrence of Bayerische Hypo-und Vereinsbank AG New York Branch, the Applicant and the Beneficiary.


                                      A-3
                                   SB103582

     We hereby engage with you that a Drawing Request drawn strictly in compliance with the terms of this Letter of Credit and amendments thereto shall meet with due honor upon presentation.

     This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision in force as from 1st of January 1994), International Chamber of Commerce Publication Number 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

     We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, you and we irrevocably submit to the nonexclusive jurisdiction of such courts solely for the purposes of this Letter of Credit. You and we hereby waive to the fullest extent permitted by law any objection either of us may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH



/s/ PAUL J. COLARRELLA
-----------------------
Authorized Signature:    Paul J. Colarrella
                         Director

/s/ ERIC A. MUTH
-----------------------
Authorized Signature:    Eric A. Muth
                         Associate Director



                                      A-4
                                    SB103582

                         [HYPO VEREINSBANK LETTERHEAD]


                                   SCHEDULE I

                     OUTSTANDING AMOUNT OF LETTER OF CREDIT
                                  (Conemaugh)

     Set forth below for each period indicated is the maximum amount of the Outstanding Amount of the Letter of Credit.

                                     Period
From and including             To and Including            Outstanding Amount

August 24, 2000                December 4, 2000              US$7,419,245
December 5, 2000               January 12, 2001              US$7,398,132


                                   LAST ITEM



                                      I-1
                                    SB103582

                         [HYPO VEREINSBANK LETTERHEAD]

"Drawn under Bayerische Hypo-und Vereinsbank AG New York Branch, Letter of Credit Number SB103582 dated August 24, 2000"

                                DRAWING REQUEST

                                     [Date]

Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, New York 10017

Attention: Letter of Credit Department

Ladies and Gentlemen:

          The undersigned hereby draws on Bayerische Hypo-und Vereinsbank AG
New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit") dated August 24, 2000, issued by you in favor of us: Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit (or, if not therein defined, as defined in the Letter of Credit and Reimbursement Agreement referred to therein).

       In connection with this drawing, we hereby certify that:

A) "This drawing in the amount of US$________ is being made pursuant to the Letter of Credit";

      [Use one or more of the following forms of paragraph B, as applicable]

B-1) "After giving effect to amounts received from the Facility Lessee, if any, applicable thereto, the Facility Lessee has failed to pay Periodic Lease Rent which is now due and owing by an amount at least equal to the amount of this drawing (each capitalized word being used as defined in (or by reference in) the Facility Lease);"

                                       or

B-2) "After giving effect to amounts received from the Facility Lessee, if any, applicable thereto (and not returned or rescinded), the Facility Lessee has failed to pay Termination Value which is now due and owing by an amount at least equal to the amount of this drawing (each capitalized word being used as defined in (or by reference in) the Facility Lease);"

                                       or

                                      A1-1
                                    SB103582

B-3) "A Lease Event of Default has occurred and is continuing (as defined in (or by reference in) the Facility Lease);"

                                      or:

B-4) "The Letter of Credit will expire within thirty (30) days of the date of this Drawing Request and the Facility Lessee has failed to renew or extend the Letter of Credit or provide a replacement Qualifying Credit Support issued by a Qualifying Credit Support Issuer and satisfying the requirements of Section 5.8 of the Participation Agreement (as defined in (or by reference in) the Facility Lease);"

                                       or

B-5) "The Letter of Credit will terminate within thirty (30) days of the date of this Drawing Request as described in the notice that you delivered to us and the Facility Lessee has failed to provide a replacement Qualifying Credit Support issued by a Qualifying Credit Support Issuer and satisfying the requirements of Section 5.8 of the Participation Agreement (as defined in (or by reference in) the Facility Lease);"

                                       or

B-6) "We have received notice that you have ceased to be a Qualified Issuer and the Facility Lessee has failed to provide a replacement Qualifying Credit Support issued by a Qualified Credit Support Issuer and satisfying the requirements of Section 5.8 of the Participation Agreement within sixty (60) days of the Facility Lessee obtaining knowledge of such cessation (as defined in (or by reference in) the Facility Lease);"

C) "The amount requested to be drawn does not exceed the Outstanding Amount in effect as of the date hereof"; and

D) "You are directed to make payment of the requested drawing to account no.___________, at ________________ [insert bank, name, address and account number]."

         IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of ______________.

                         [___________________________]

                         By:
                            -----------------------------
                            Name:
                            Title:


                                      A1-2
                                    SB103582

                                                                         ANNEX 2

                          [HYPOVEREINSBANK LETTERHEAD]


                   NOTICE OF TERMINATION OF LETTER OF CREDIT

                                     [Date]

[__________________________]

Attn: [_____________________]

Ladies and Gentlemen:

     Reference is made to the Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit") dated August 24, 2000, issued by us in your favor.

     This constitutes our notice to you pursuant to the Letter of Credit that the Letter of Credit shall terminate on ____________ [insert a date which is sixty (60) or more days after the date of this notice of termination] (the "Termination Date").

     Pursuant to the terms of the Letter of Credit, you are authorized to draw (pursuant to one or more drawings), prior to the Termination Date, on the Letter of Credit in an aggregate amount that does not exceed the Outstanding Amount (as defined in the Letter of Credit).

                                     Very truly yours,

                                     BAYERISCHE HYPO-UND VEREINSBANK AG
                                     NEW YORK BRANCH

                                     By:
                                        ---------------------------



                                     By:
                                        ---------------------------



                                      A2-1
                                    SB103582

                                                                         ANNEX 3

                          [HYPOVEREINSBANK LETTERHEAD]


                          TRANSFER OF LETTER OF CREDIT

                                     [Date]

Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, New York 10017

Attention: Letter of Credit Department

Gentlemen:

     Reference is made to Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 dated August 24, 2000 originally issued by you in favor of [___________________] (the "Letter of Credit"). Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     For value received, the undersigned as the current beneficiary under the Letter of Credit, hereby irrevocably transfers to ____________ (the "Transferee") all rights of the undersigned to draw under the Letter of Credit in their entirety.

     By this transfer, all rights of the undersigned, as beneficiary under the Letter of Credit, are transferred to the Transferee, and the Transferee shall have the sole rights with respect to the Letter of Credit (to the exclusion of the undersigned) including without limitation all rights relating to any amendments thereof and any notices thereunder. All amendments to the Letter of Credit are to be consented to by the Transferee without necessity of any consent of or notice to the undersigned.

     Simultaneously with the delivery of this notice to you, copies of this notice are being transmitted to the Transferee.



                                      A3-1
                                    SB103582

     [The Letter of Credit is returned herewith, and we ask you to either issue a substitute letter of credit for the benefit of the Transferee or endorse the transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice of transfer.](1)



                                        Very truly yours,

                                        [_______________________________]


                                        By:
                                            ----------------------------

                                            Name:
                                            Title:




                                        [The undersigned acknowledges receipt
                                        and agrees to the terms hereof as of the date first above written.


                                        BAYERISCHE HYPO-UND VEREINSBANK AG
                                        NEW YORK BRANCH


                                        By:
                                            -----------------------------


                                        By:                              ](2)
                                            -----------------------------


------------------

(1) Not applicable to any transfer occurring on the date of issuance of the Letter of Credit.

(2) To be included only for transfers occurring on the date of issuance of the Letter of Credit.


                                      A3-2
                                    SB103582

                                                                         ANNEX 4



                          [HYPOVEREINSBANK LETTERHEAD]


               CERTIFICATE OF REINSTATEMENT OF OUTSTANDING AMOUNT

                                     [Date]

[______________________]

Attn: [________________]

Ladies and Gentlemen:

     Reference is made to Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit") dated August 24, 2000, issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     This constitutes our notice to you pursuant to the Letter of Credit that the Outstanding Amount is hereby reinstated by [$________] to $________; provided that in no event shall the Outstanding Amount as hereby reinstated exceed the amount set forth on Schedule I to the Letter of Credit for the period in which this notice is given.

                                       Very truly yours,

                                       BAYERISCHE HYPO-UND VEREINSBANK AG
                                       NEW YORK BRANCH



                                       By:
                                          -------------------------------------



                                       By: ------------------------------------


                                      A4-1
                                    SB103582

                          [HYPOVEREINSBANK LETTERHEAD]


                                                                         ANNEX 5


                CERTIFICATE OF CHANGE OF STATED EXPIRATION DATE

                                     [Date]

[_______________________]

Attn: [_________________]

Ladies and Gentlemen:

     Reference is made to Bayerische Hypo-und Vereinsbank AG New York Branch, Irrevocable Standby Letter of Credit No. SB103582 (the "Letter of Credit") dated August 24, 2000 issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     This constitutes our notice to you pursuant to the Letter of Credit that
(i) we hereby extend the Stated Expiration Date of the Letter of Credit (effective on and as of the current Stated Expiration Date) to __________ and
(ii) on and as of the effective date of this extension, Schedule I to the Letter of Credit shall be deleted in its entirety and replaced by Schedule I annexed hereto. Accordingly, on and after the effective date of this extension, the Outstanding Amount of the Letter of Credit shall not exceed the applicable amounts for the applicable periods set forth on Schedule I annexed hereto.

                                        Very truly yours,

                                        BAYERISCHE HYPO-UND VEREINSBANK AG
                                        NEW YORK BRANCH



                                        By:
                                           ------------------------------------



                                        By:
                                           ------------------------------------


                                      A5-1
                                    SB103582

                        LETTER OF CREDIT PROMISSORY NOTE
                                   (CONEMAUGH)

$7,419,245                                                    New York, New York

                                                                 August 24, 2000

                   FOR VALUE RECEIVED, the undersigned, RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC, a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay to the order of BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH (the "Bank") the lesser of (i) the principal sum of SEVEN MILLION FOUR HUNDRED NINETEEN THOUSAND TWO HUNDRED FORTY-FIVE DOLLARS ($7,419,245) and (ii) the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower under the Reimbursement Agreement referred to below, on the dates and in the amounts specified therein.

                   The Borrower further promises to pay interest on the daily unpaid principal amount hereof from time to time outstanding on the dates and at the rates specified in the Reimbursement Agreement (as herein defined). This
Note is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, shall the interest contracted for or charged or received by the Bank exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Bank in excess of the maximum lawful amount, the interest payable to the Bank shall be reduced to the maximum amount permitted under applicable law, and the amount of interest for any subsequent period, to the extent less than that permitted by applicable law, shall to that extent be increased by the amount of such reduction.

                   Each holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date each such interest payment is due and the amount of each such interest payment determined in accordance with the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the Borrower with the same force and effect as if such amounts were each set forth in a separate note executed by the Borrower.

                   All payments due hereunder shall be made without setoff, counterclaim or deduction of any nature to Bayerische Hypo-Und Vereinsbank AG New York Branch, as Agent, at 150 East 42nd Street, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, or at such other place and in such other manner as may be specified by the Agent pursuant to the Reimbursement Agreement.

                   Each holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date and amount of each Loan made to the Borrower and each payment or prepayment of principal thereof, provided that the failure of such holder to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Reimbursement Agreement. All such notations shall constitute prima facie evidence of the accuracy of the information so recorded and be enforceable against the

Borrower with the same force and effect as if such amounts were each set forth in a separate note executed by the Borrower.

                 This Note is the "Note" of the Borrower to the Bank referred to in, evidences each Loan made by the Bank to the Borrower under, is subject to the provisions of, and entitles its holder to the benefits of, the Letter of Credit and Reimbursement Agreement (Conemaugh) dated as of August 24, 2000 (as the same may be amended or modified from time to time, the "Reimbursement Agreement") among the Borrower, Bayerische Hypo-und Vereinsbank AG New York Branch (in its capacity as issuer of the Letter of Credit therein), the Bank, Bayerische Hypo-und Vereinsbank AG New York Branch and each other bank that becomes a party thereto pursuant to Section 9.9 thereof (collectively, the "Banks") and Bayerische Hypo-und Vereinsbank AG New York Branch, as agent for the Banks and to which reference is hereby made for a more complete statement of the terms and conditions under which each Loan evidenced hereby is to be made and repaid. Capitalized terms in this Note that are not specifically defined herein shall have the meanings ascribed to them in the Reimbursement Agreement.

                 The Reimbursement Agreement provides for, among other things, the acceleration of the maturity of the unpaid principal amount hereof upon the occurrence of certain stated events and for voluntary prepayments in certain circumstances and upon certain terms and conditions.

                 In addition to any and all costs, fees and expenses for which the Borrower is liable under the Reimbursement Agreement, the Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement hereof or any appeal of any judgment rendered hereon.

                 The Borrower hereby expressly waives diligence, presentment, protest, demand, dishonor, nonpayment and notice of every kind to the fullest extent permitted by applicable law. No failure or delay by any holder of this Note to exercise any right or remedy under this Note or any other document or instrument entered into pursuant to the Reimbursement Agreement shall operate or be construed as a waiver or modification hereof or thereof.

                 This Note shall be binding upon the successors and assigns of the Borrower and shall inure to the Bank and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF

                 The Borrower hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or related to this Note may be instituted in any state or federal court (at Bank's option) sitting in the County of New York, State of New York, and, by the execution and delivery of this Note, the Borrower expressly waives any objection which it may have now or hereafter to the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

                                               RELIANT ENERGY MID-ATLANTIC POWER
                                               HOLDINGS, LLC

                                               By: /s/ JAMES E. HAMMELMAN
                                                   -----------------------------
                                                   Name:  James E. Hammelman
                                                   Title: Treasurer

                                    SCHEDULE

                     Amount and                                                Total Principal
       Principal       Date of       Unpaid     Date Interest                     Amount of
       Amount of   Principal Paid   Principal     Payment is      Amount of         Loans        Notation Made
Date     Loan        or Prepaid      Balance         Due        Interest Due     Outstanding           By
